Exhibit 99.1

AUDITED AND UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Reliant Bank and Subsidiary

Consolidated Financial Statements

December 31, 2014 and 2013

RELIANT BANK

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

TABLE OF CONTENTS

PAGE
INDEPENDENT AUDITOR’S REPORT	1 - 2

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheets	3

Consolidated Statements of Operations	4

Consolidated Statements of Comprehensive Income	5

Consolidated Statements of Changes in Stockholders’ Equity	6

Consolidated Statements of Cash Flows	7 - 8

Notes to Consolidated Financial Statements	9 - 57

INDEPENDENT AUDITOR’S REPORT

The Board of Directors

Reliant Bank

Brentwood, Tennessee

REPORT ON THE FINANCIAL STATEMENTS

We have audited the accompanying consolidated financial statements of Reliant Bank (“the Bank”) which comprise the consolidated balance sheets as of December 31, 2014 and 2013, and the related consolidated statements of operations, comprehensive income, changes in stockholders’ equity, and cash flows for the years then ended and the related notes to the financial statements.

MANAGEMENT’S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR’S RESPONSIBILITY

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Bank’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Bank’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Reliant Bank as of December 31, 2014 and 2013, and the consolidated results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ KraftCPAs PLLC

Nashville, Tennessee

March 31, 2015

RELIANT BANK

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

	2014	2013
ASSETS
Cash and due from banks, including reserve requirements of $2,569 and $2,632, respectively	$10,747	$10,610
Federal funds sold	400	59

Total cash and cash equivalents	11,147	10,669
Securities held to maturity (fair value $22,655 and $21,019, respectively)	22,959	22,999
Securities available for sale	54,286	46,463
Loans, net	309,497	277,770
Mortgage loans held for sale	26,640	2,680
Accrued interest receivable	1,386	1,281
Leasehold improvements and equipment, net	3,353	3,580
Restricted equity securities, at cost	3,263	2,827
Other real estate, net	1,204	1,375
Cash surrender value of life insurance contracts	11,355	8,995
Deferred tax assets, net	1,763	3,456
Goodwill	773	773
Core deposit intangibles	337	468
Other assets	1,768	1,239

TOTAL ASSETS	$449,731	$384,575

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Deposits
Demand	$45,800	$38,931
Interest-bearing demand	51,414	52,852
Savings and money market deposit accounts	106,874	113,482
Time, $250,000 or less	115,885	80,472
Time, over $250,000	14,392	4,064

Total deposits	334,365	289,801

Accrued interest payable	79	53
Federal Home Loan Bank advances	63,500	55,000
Federal funds purchased	6,651	—
Other liabilities	1,620	739

TOTAL LIABILITIES	406,215	345,593

STOCKHOLDERS’ EQUITY
Common stock, $1 par value; 10,000,000 shares authorized; 3,910,191 shares issued and outstanding	3,910	3,910
Additional paid-in capital	38,955	38,925
Retained earning (accumulated deficit)	901	(2,212)
Accumulated other comprehensive loss	(250)	(1,641)

TOTAL STOCKHOLDERS’ EQUITY	43,516	38,982

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$449,731	$384,575

See accompanying notes to consolidated financial statements

RELIANT BANK

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

	2014	2013
INTEREST INCOME
Interest and fees on loans	$15,377	$15,417
Interest on investment securities	1,665	1,363
Federal funds sold and other	173	155

TOTAL INTEREST INCOME	17,215	16,935

INTEREST EXPENSE
Deposits
Demand	148	288
Savings and money market deposit accounts	330	445
Time	797	854
Federal Home Loan Bank advances and other	354	297

TOTAL INTEREST EXPENSE	1,629	1,884

NET INTEREST INCOME	15,586	15,051
PROVISION FOR LOAN LOSSES	(1,500)	(350)

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	17,086	15,401

NON-INTEREST INCOME
Service charges on deposit accounts	617	589
Gains on mortgage loans sold, net	3,447	1,896
Gains on securities transactions, net (reclassified from other comprehensive income)	143	31
Gain (losses) on sales of other real estate	(8)	121
Other	409	290

TOTAL NON-INTEREST INCOME	4,608	2,927

NON-INTEREST EXPENSES
Salaries and employee benefits	10,170	7,633
Occupancy	2,599	2,491
Data processing	1,399	1,226
Advertising and public relations	559	196
Audit, legal and consulting	714	528
Federal deposit insurance	264	340
Provision for losses on other real estate	72	80
Other operating	1,389	1,404

TOTAL NON-INTEREST EXPENSES	17,166	13,898

INCOME BEFORE PROVISION FOR INCOME TAXES	4,528	4,430
INCOME TAX EXPENSE	1,816	1,741

CONSOLIDATED NET INCOME	2,712	2,689

NONCONTROLLING INTEREST IN NET LOSS OF SUBSIDIARY	1,184	549

NET INCOME ATTRIBUTABLE TO RELIANT BANK	$3,896	$3,238

Basic earnings per share	$1.00	$0.83

Diluted earnings per share	$0.98	$0.83

See accompanying notes to consolidated financial statements

RELIANT BANK

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

	2014	2013
Consolidated net income	$2,712	$2,689

Other comprehensive income (loss)
Net unrealized gains (losses) on available-for-sale securities, net of tax of $892 and ($1,101) for 2014 and 2013, respectively	1,440	(1,820)
Reclassification adjustment for gains included in net income, net of tax of $55 and $12 for 2014 and 2013, respectively	(88)	(19)
Amortization of unrealized holding loss related to transfer of securities from available for sale to held to maturity, net of tax of $26 and $11 for 2014 and 2013, respectively	39	36

TOTAL OTHER COMPREHENSIVE INCOME (LOSS)	1,391	(1,803)

TOTAL COMPREHENSIVE INCOME	$4,103	$886

See accompanying notes to consolidated financial statements

RELIANT BANK

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

			CLASS A		CLASS B		ADDITIONAL PAID-IN CAPITAL	RETAINED EARNINGS (ACCUMULATED DEFICIT)	ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)	NONCONTROLLING INTEREST
	COMMON STOCK		COMMON STOCK		COMMON STOCK
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT					TOTAL
BALANCE - JANUARY 1, 2013	2,493,612	$2,494	729,816	$730	687,363	$687	$38,924	$(4,672)	$162	$—	$38,325
Common stock class conversion	1,417,179	1,417	(729,816)	(730)	(687,363)	(687)	—	—	—	—	—
Repurchase of common stock and other	(600)	(1)	—	—	—	—	(21)	—	—	—	(22)
Stock based compensation expense	—	—	—	—	—	—	22	—	—	—	22
Noncontrolling interest contributions	—	—	—	—	—	—	—	—	—	549	549
Net income (loss)	—	—	—	—	—	—	—	3,238	—	(549)	2,689
Other comprehensive loss									(1,803)		(1,803)
Cash dividends paid on common stock	—	—	—	—	—	—	—	(778)	—	—	(778)

BALANCE - DECEMBER 31, 2013	3,910,191	3,910	—	—	—	—	38,925	(2,212)	(1,641)	—	38,982
Repurchase of common stock and other	—	—	—	—	—	—	(2)	—	—	—	(2)
Stock based compensation expense	—	—	—	—	—	—	32	—	—	—	32
Noncontrolling interest contributions	—	—	—	—	—	—	—	—	—	1,184	1,184
Net income (loss)	—	—	—	—	—	—	—	3,896	—	(1,184)	2,712
Other comprehensive income	—	—	—	—	—	—	—	—	1,391	—	1,391
Cash dividends paid on common stock	—	—	—	—	—	—	—	(783)	—	—	(783)

BALANCE - DECEMBER 31, 2014	3,910,191	$3,910	—	$—	—	$—	$38,955	$901	$(250)	$—	$43,516

See accompanying notes to consolidated financial statements

RELIANT BANK

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

	2014	2013
OPERATING ACTIVITIES
Consolidated net income	$2,712	$2,689
Adjustments to reconcile consolidated net income to net cash provided by (used in) operating activities:
Provision for loan losses	(1,500)	(350)
Deferred income taxes	830	1,191
Depreciation and amortization of premises and equipment	567	615
Net amortization of securities	391	336
Net realized gains on sales of securities	(143)	(31)
Stock-based compensation expense	32	22
Gains (losses) on sales of other real estate	8	(121)
Provision for losses on other real estate	72	80
Increase in cash surrender value of life insurance contracts	(360)	(219)
Mortgage loans originated for resale	(108,498)	(55,944)
Proceeds from sale of mortgage loans	84,538	62,461
Amortization of core deposit intangible	131	131
Change in:
Accrued interest receivable	(105)	(107)
Prepaid FDIC insurance	—	342
Other assets	(120)	362
Accrued interest payable and other liabilities	657	(296)

TOTAL ADJUSTMENTS	(23,500)	8,472

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(20,788)	11,161

INVESTING ACTIVITIES
Activities in available-for-sale securities
Purchases	(22,364)	(53,621)
Sales	14,732	7,971
Maturities, prepayments and calls	2,000	10,312
Maturities, prepayments and calls of held-to-maturity securities	105	—
Purchases of restricted equity securities	(436)	(431)
Loan originations and payments	(30,227)	(1,993)
Purchase of leasehold improvements, equipment and software	(340)	(122)
Proceeds from sale of equipment	—	3
Proceeds from sales of other real estate	91	912
Purchase of life insurance contracts	(2,000)	(3,000)

NET CASH USED IN INVESTING ACTIVITIES	(38,439)	(39,969)

FINANCING ACTIVITIES
Net change in deposits	44,564	(40,510)
Net change in federal funds purchased	6,651	—
Proceeds from short term Federal Home Loan Bank advances, net	8,500	30,000
Proceeds from long term Federal Home Loan Bank advances	—	10,000
Cash dividends on common stock	(783)	(778)
Repurchase of common stock and other	(2)	(22)
Noncontrolling interest contributions	775	368

NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	59,705	(942)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	478	(29,750)
CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR	10,669	40,419

CASH AND CASH EQUIVALENTS - END OF YEAR	$11,147	$10,669

See accompanying notes to consolidated financial statements

RELIANT BANK

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

	2014	2013
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for
Interest	$1,603	$1,857
Taxes	$142	$661

Non-cash investing and financing activities
Non-cash transfers from loans to other real estate	$—	$791

Change in unrealized losses on securities available-for-sale	$2,439	$(2,952)

Change in receivable due from minority interest	$409	$29

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting and reporting policies of Reliant Bank and Subsidiaries (“the Bank”) conform to accounting principles generally accepted in the United States of America and to general practices within the banking industry. The following is a brief summary of the significant policies.

Principles of Consolidation

The consolidated financial statements include the accounts of the Bank, its wholly-owned subsidiary, Reliant Investments, LLC, and its 51% owned subsidiary, Reliant Mortgage Ventures, LLC. All significant intercompany accounts and transactions have been eliminated in consolidation.

Nature of Operations

The Bank began its organizational activities in 2005. The Bank was incorporated under the laws of the State of Tennessee and received its Certificate of Authority from the Tennessee Department of Financial Institutions and approval of FDIC insurance on January 9, 2006. The Bank provides financial services through its offices in Williamson County and Davidson County. Its primary deposit products are checking, savings, and term certificate accounts, and its primary lending products are commercial and residential construction loans, commercial loans, installment loans and lines secured by home equity. Substantially all loans are secured by specific items of collateral including commercial and residential real estate, business assets, and consumer assets. Commercial loans are expected to be repaid from cash flow from operations of businesses.

At December 31, 2014, the Bank had significant credit exposures to borrowers in real estate. If this industry experiences another economic slowdown and, as a result, the borrowers in this industry are unable to meet the obligations of their existing loan agreements, earnings could be negatively impacted.

At December 31, 2014, real estate loans comprised 71% of total loans. More specifically, the total loan portfolio consisted of 12% construction/land development, 23% 1-4 family residential and 36% commercial real estate.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions based on available information. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates (Continued)

Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to determination of the allowance for loan losses, the valuation of other real estate, the valuation of debt and equity securities, the valuation of deferred tax assets and fair values of financial instruments.

Cash and Cash Equivalents

For purposes of reporting cash flows, cash and cash equivalents include cash on hand, deposits with other financial institutions with maturities less than 90 days, and federal funds sold. Generally, federal funds sold are purchased and sold for one-day periods. Net cash flows are reported for customer loan and deposit transactions, securities sold under repurchase agreements, federal funds sold, and short-term Federal Home Loan Bank borrowings.

The Bank maintains deposits in excess of the federal insurance amounts with other financial institutions. Management makes deposits only with financial institutions it considers to be financially sound.

Federal funds sold of $400 and $59 at December 31, 2014 and 2013, respectively, were invested in two financial institutions. Such funds were unsecured and matured the next business day.

Securities

The Bank classifies its securities in one of two categories: held to maturity and available for sale. Held to maturity securities are those securities for which the Bank has the ability and intent to hold until maturity. Securities are classified as available for sale when they might be sold before maturity.

Interest income includes purchase premiums and discounts amortized or accreted over the life of the related security as an adjustment to the yield without anticipating prepayments, except for mortgage-backed securities where prepayments are anticipated. Gains and losses on sales are recorded on the trade date and determined using the specific identification method.

When the fair value of a debt security has declined below the amortized cost at the measurement date, if an entity intends to sell a security or is more likely than not to sell the security before the recovery of the security’s cost basis, the entity must recognize the other-than-temporary impairment (OTTI) in earnings. For a debt security with a fair value below the amortized cost at the measurement date where it is more likely than not that an entity will not sell the security before the recovery of its cost basis, but an entity does not expect to recover the entire cost basis of the security, the security is classified as OTTI.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Securities (Continued)

The related OTTI loss on the debt security will be recognized in earnings to the extent of the credit losses, with the remaining impairment loss recognized in accumulated other comprehensive income. In estimating OTTI losses, management considers: the length of time and extent that fair value of the security has been less than the cost of the security, the financial condition and near term prospects of the issuer, cash flow, stress testing analysis on securities, when applicable, and the Company’s ability and intent to hold the security for a period sufficient to allow for any anticipated recovery in fair value.

Transfers of securities into the held-to-maturity category from the available-for-sale category are made at fair value at the date of transfer. The unrealized holding gain or loss at the date of transfer is retained in other comprehensive income and in the carrying value of the held-to-maturity securities. Such amounts are amortized over the remaining life of the security.

Loans

Loans that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at the principal balance outstanding, net of unearned interest, deferred loan fees, and an allowance for loan losses. Interest income is accrued on the unpaid principal balance. Loan origination fees, net of certain direct origination costs, are deferred and recognized in interest income using a straight-line method without anticipating prepayments. This treatment does not materially differ from the level interest yield method. Past due status is determined based on the contractual terms of the note.

The accrual of interest is discontinued when a loan becomes 90 days past due according to the contractual terms of the note unless it is well collateralized and in the process of collection, or when management believes, after considering economic and business conditions and collection efforts, that the principal or interest will not be collectible in the normal course of business. When a loan is placed on non-accrual status, previously accrued and uncollected interest is charged against interest income on loans. When full collection of the remaining book balance is uncertain, interest payments received are applied to the principal balance outstanding. In some cases, when the remaining book balance of the loan is deemed fully collectible, payments are treated as interest income on a cash basis. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

The restructuring of a loan is considered a “troubled debt restructuring” if the borrower is experiencing financial difficulties and the Bank has granted a concession. Concessions may include interest rate reductions or below market interest rates, principal forgiveness, restructuring amortization schedules and other actions intended to minimize potential losses.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Allowance for Loan Losses

The allowance for loan losses is a valuation allowance for probable incurred credit losses. Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance. Management estimates the allowance balance required using historical loan loss experience, the nature and volume of the portfolio, information about specific borrower situations and estimated collateral values, current economic conditions (national and local), and other factors such as changes in interest rates, portfolio concentrations, changes in the experience, ability, and depth of the lending function, levels of and trends in charged-off loans, recoveries, past due loans and volume and severity of classified loans. The allowance consists of specific and general components. The specific component relates to loans that are individually classified as impaired. The general component covers non-impaired loans and is based on historical loss experience adjusted for current factors. The entire allowance is available for any loan that, in management’s judgment, should be charged off.

During 2011, the Bank added an unallocated general reserve. This unallocated portion of the reserve is above the allocated amount calculated for each loan pool segment based on each loan pool’s historical loss experience adjusted for current economic and environmental factors. This unallocated reserve was added due to the volatility in credit losses and the uncertainty risk that is not specifically identified with any particular loan pool segment. It also recognizes that the current recessionary period has manifested in higher and more unpredictable loss rates over an extended period of time. Management believes the decline in real estate values over the past several years as well as the continued slowness in general economic recovery supports maintaining an unallocated portion of the general reserve.

A loan is impaired when full payment under the loan terms is not expected. All classified loans and loans on non-accrual status are individually evaluated for impairment. Factors considered in determining if a loan is impaired include the borrower’s ability to repay amounts owed, collateral deficiencies, the risk rating of the loan and economic conditions affecting the borrower’s industry, among other things. If a loan is impaired, a portion of the allowance is allocated so that the loan is reported, net, at the present value of estimated future cash flows using the loan’s existing rate or at the fair value (less estimated costs to sell) of collateral if repayment is expected solely from the collateral. Interest payments on impaired loans are typically applied to principal unless the principal amount is deemed fully collectible, in which case interest is recognized on a cash basis. When recognition of interest income on a cash basis is appropriate, the amount of income recognized is limited to what would have been accrued on the remaining principal balance at the contractual rate. Cash payments received over this limit, and not applied to reduce the loans remaining principal balance, are recorded as recoveries of prior charge-offs until these charge-offs have been fully recovered.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Mortgage Loans Held for Sale

Mortgage loans originated and held for sale in the secondary market are carried at lower of aggregate cost or market value, as determined by outstanding commitments from investors. These loans are typically marketed to potential investors prior to closing the loan with the borrower. Net unrealized losses, if any, are recorded through a valuation allowance and charged to operations. The related servicing rights are generally sold with the loans. At December 31, 2014 and 2013, cost approximates the market value of such loans.

Transfers of Financial Assets

Transfers of financial assets are accounted for as sales, when control over the assets has been relinquished. Control over transferred assets is deemed to be surrendered when the assets have been isolated from the Bank, the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets, and the Bank does not maintain effective control over the transferred assets through an agreement to repurchase them before maturity.

Leasehold Improvements and Equipment

Premises and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets or the terms of the related lease for leasehold improvements. The range of estimated useful lives for leasehold improvements is 3 to 25 years, which correlates with the applicable lease term, while the range of estimated useful lives for furniture, fixtures and equipment is 3 to 7 years. Gain or loss on items retired and otherwise disposed of is credited or charged to operations and the cost and related accumulated depreciation are removed from the asset and accumulated depreciation accounts.

Expenditures and improvements of premises and equipment are capitalized and those for maintenance and repairs are charged to earnings as incurred.

Restricted Equity Securities

Each member of the Federal Reserve is required to subscribe to Federal Reserve Bank (“FRB”) stock.

The Bank is a member of the Federal Home Loan Bank (“FHLB”) system. Members are required to own a certain amount of stock based on the level of borrowings and other factors, and may invest in additional amounts.

These stocks are carried at cost, classified as restricted equity securities, and periodically evaluated for impairment based on ultimate recovery of par value. Both cash and stock dividends are reported as income.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Other Real Estate

Real estate acquired in the settlement of loans is initially recorded at estimated fair value, less estimated cost to sell, if less than the carrying value of the loan when acquired. Based on periodic evaluations by management, the carrying values are reduced by a direct charge to earnings when they exceed net realizable value. Costs relating to the development and improvement of the property are capitalized up to fair value less cost to sell, while holding costs of the property are charged to expense in the period incurred.

Cash Surrender Value of Life Insurance Contracts

The Bank is the owner and beneficiary of various life insurance policies on certain key employees. These policies are recorded at their cash surrender values.

Impairment of Long-Term Assets

Premises and equipment and other long-term assets are reviewed for impairment when events indicate their carrying amount may not be recoverable from future undiscounted cash flows. If impaired, the assets are written down to fair value, with a corresponding charge to earnings.

Goodwill

Goodwill represents that excess of the purchase price of over the fair value of assets and liabilities acquired in a 2009 business acquisition. Goodwill is evaluated for impairment at least annually and more frequently if events and circumstances indicate that the asset might be impaired.

Loan Commitments and Related Financial Instruments

Financial instruments include off-balance sheet credit instruments, such as commitments to make loans and commercial letters of credit, issued to meet customer financing needs. The face amount for these items represents the exposure to loss, before considering customer collateral or ability to repay. Such financial instruments are recorded when they are funded.

Stock Based Compensation

Compensation cost recognized for stock options issued to employees is based on the fair value of these awards at the date of grant. A binomial model is utilized to estimate the fair value of stock options. Compensation cost is recognized over the required service period, generally defined as the vesting period.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

Income tax expense or benefit is the total of the current year income tax due or refundable and the change in deferred tax assets and liabilities. Deferred tax assets and liabilities are the expected future tax amounts for the temporary differences between carrying amounts and tax bases of assets and liabilities, computed using enacted tax rates. A valuation allowance, if needed, reduces deferred tax assets to the amount expected to be realized.

Management performs an evaluation of all income tax positions taken or expected to be taken in the course of preparing the Bank’s income tax returns to determine whether the income tax positions meet a “more likely than not” standard of being sustained under examination by the applicable taxing authorities. Management has performed its evaluation of all income tax positions taken on all open income tax returns and has determined that there were no positions taken that do not meet the “more likely than not” standard. Accordingly, there are no provisions for income taxes, penalties or interest receivable or payable relating to uncertain income tax positions in the accompanying financial statements.

The Bank files income tax returns in the U.S. federal jurisdiction and various states. The Bank’s federal and state income tax returns for years prior to fiscal year 2011 are no longer open to examination. Certain returns from years in which net operating losses have occurred are still open for examination by the tax authorities.

Earnings Per Share

Earnings per share is computed by dividing net income attributable to Reliant Bank by the weighted-average number of common shares outstanding. Diluted earnings per share is computed by dividing income attributable to Reliant Bank by the weighted-average number of common shares outstanding plus shares representing the dilutive effect of stock options outstanding.

Retirement Plan

The Bank has a 401(k) retirement plan covering all employees who elect to participate, subject to certain eligibility requirements. The Plan allows employees to defer up to 100% of their salary, subject to regulatory limitations with the Bank matching 100% of the first 3% and 50% of the next 2% which is contributed by the employee. The Bank recognizes as expense the amount of matching contributions related to the 401(k) plan. Vesting within the plan is immediate for 100% of deferral and employer contributions.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Comprehensive Income

Comprehensive income consists of net income and other comprehensive income (loss). Other comprehensive income (loss) includes unrealized gains and losses on securities available for sale and derivatives. These gains and losses are recognized as a separate component of stockholders’ equity.

Loss Contingencies

Loss contingencies, including claims and legal actions arising in the ordinary course of business, are recorded as liabilities when the likelihood of loss is probable and an amount or range of loss can be reasonably estimated. Management does not believe there are such matters that will have a material effect on the consolidated financial statements.

Restrictions on Cash

Cash on hand or on deposit with the Federal Reserve Bank was required to meet regulatory reserve and clearing requirements.

Dividend Restriction

Banking regulations require maintaining certain capital levels and may limit the dividends paid by the Bank to shareholders.

Advertising Costs

Advertising costs are generally charged to operations in the year incurred.

Fair Value Measurements

Financial accounting standards relating to fair value measurements establish a framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1	Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Bank has the ability to access.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value Measurements (Continued)

Level 2	Inputs to the valuation methodology include:

•       Quoted prices for similar assets or liabilities in active markets;

•       Quoted prices for identical or similar assets or liabilities in inactive markets;

•       Inputs other than quoted prices that are observable for the asset or liability;

•       Inputs that are derived principally from or corroborated by the observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3	Inputs to the valuation methodology are unobservable and reflect an entity’s own assumptions about the assumptions that market participants would use in pricing the assets or liabilities.

An asset’s or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques should maximize the use of observable inputs and minimize the use of unobservable inputs.

Following is a description of the valuation methodologies used for assets and liabilities measured at fair value on a recurring basis:

Securities available for sale: The fair values of securities available for sale are determined by obtaining quoted prices on nationally recognized securities exchanges (Level 1 inputs) or matrix pricing, which is a mathematical technique widely used in the industry to value debt securities without relying exclusively on quoted prices for the specific securities but rather by relying on the securities’ relationship to other benchmark quoted securities (Level 2 inputs). The Bank obtains fair value measurements for securities available for sale from an independent pricing service. The fair value measurements consider observable data that may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, cash flows and reference data, including market research publications, among other things.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value Measurements (Continued)

Certain assets and liabilities are measured at fair value on a nonrecurring basis; that is, the instruments are not measured at fair value on an ongoing basis, but are subject to fair value adjustments in certain circumstances (for example, when there is evidence of impairment). Assets and liabilities measured at fair value on a nonrecurring basis include the following:

Impaired Loans: The fair value of impaired loans with specific allocations of the allowance for loan losses is generally based on the present value of expected payments using the loan’s effective rate as the discount rate or recent real estate appraisals. These appraisals may utilize a single valuation approach or a combination of approaches including comparable sales and the income approach. Adjustments are routinely made in the appraisal process by the appraisers to adjust for differences between the comparable sales and income data available. Such adjustments are typically significant and result in a Level 3 classification of the inputs for determining fair value.

Other real estate owned: The fair value of other real estate owned is generally based on recent real estate appraisals. These appraisals may utilize a single valuation approach or a combination of approaches including comparable sales and the income approach. Adjustments are routinely made in the appraisal process by the appraisers to adjust for differences between the comparable sales and income data available. Such adjustments are typically significant and result in a Level 3 classification of the inputs for determining fair value.

No changes in the valuation methodologies have been made since the prior year.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Bank’s valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value of Financial Instruments

Fair values of financial instruments are estimated using relevant market information and other assumptions, as more fully disclosed in Note 4. Fair value estimates involve uncertainties and matters of significant judgment regarding interest rates, credit risk, prepayments, and other factors, especially in the absence of broad markets for particular items. Changes in assumptions or in market conditions could significantly affect the estimates.

Events Occurring After Reporting Date

The Bank has evaluated events and transactions that occurred between December 31, 2014 and March 31, 2015, the date the consolidated financial statements were available to be issued, for possible recognition or disclosure in the consolidated financial statements.

Reclassifications

Certain reclassifications have been made in the 2013 consolidated financial statements to conform to the 2014 presentation. These reclassifications had no effect on the results of operations previously reported.

Recent Authoritative Accounting Guidance

The following discusses new authoritative accounting guidance and the related impact on the Bank.

In January 2014, the FASB issued ASU 2014-04, Receivables - Troubled Debt Restructurings by Creditors (Subtopic 310-40): Reclassification of Residential Real Estate Collateralized Consumer Mortgage Loans upon Foreclosure. The amendments in this ASU clarify that in substance repossession or foreclosure occurs, and a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan, upon either (1) the creditor obtaining legal title to the residential real estate property upon completion of a foreclosure or (2) the borrower conveying all interest in the residential real estate property to the creditor to satisfy that loan through completion of a deed in lieu of foreclosure or through a similar legal agreement. Additionally, the amendments require interim and annual disclosure of both (1) the amount of foreclosed residential real estate property held by the creditor and (2) the recorded investment in consumer mortgage loans collateralized by residential real estate property that are in the process of foreclosure according to local requirements of the applicable jurisdiction. The amendments in this Update are effective for public business entities for annual periods, and interim periods within those annual periods, beginning after December 15, 2014. For entities other than public business entities, the amendments in this Update are effective for annual periods beginning after December 15, 2014, and interim periods within annual periods beginning after December 15, 2015. This ASU is not expected to have a material impact on the Bank’s financial statements.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Authoritative Accounting Guidance (Continued)

In August 2014, the FASB issued ASU 2014-14, Receivables – Troubled Debt Restructurings by Creditors (Subtopic 310-40): Classification of Certain Government-Guaranteed Mortgage Loans upon Foreclosure. The amendments of ASU 2014-14 require a mortgage loan to be derecognized and a separate receivable to be recognized upon foreclosure if the loan has a government guarantee that is non-separable from the loan before foreclosure, the creditor has the ability and intent to convey the real estate property to the guarantor, and any amount of the claim that is determined on the basis of the fair value of the real estate is fixed. Additionally, the separate other receivable should be measured based on the amount of the loan balance expected to be recovered from the guarantor upon foreclosure. The amendments are effective for annual periods and interim periods within those annual periods beginning after December 15, 2014. This ASU is not expected to have a material impact on the Bank’s financial statements.

NOTE 2 - SECURITIES

The fair value of available for sale securities and the related gross unrealized gains and losses recognized in accumulated other comprehensive income (loss) were as follows:

	December 31, 2014
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U.S. Treasury and other U.S. government agencies	$4,758	$—	$(130)	$4,628
State and municipal	35,952	523	(266)	36,209
Corporate bonds	1,000	7	—	1,007
Mortgage backed securities	9,933	146	(137)	9,942
Money market	2,500	—	—	2,500

Total	$54,143	$676	$(533)	$54,286

	December 31, 2014
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U.S. Treasury and other U.S. government agencies	$4,766	$—	$(441)	$4,325
State and municipal	31,666	120	(1,512)	30,274
Corporate bonds	1,000	8	(4)	1,004
Mortgage backed securities	11,327	37	(504)	10,860

Total	$48,759	$165	$(2,461)	$46,463

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 2 - SECURITIES (CONTINUED)

The carrying and fair value of held to maturity securities and the related gross unrealized gains and losses were as follows:

	December 31, 2014
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U.S. Treasury and other U.S. government agencies	$21,016	$3	$(344)	$20,675
Corporate bonds	1,943	42	(5)	1,980

Total	$22,959	$45	$(349)	$22,655

	December 31, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U.S. Treasury and other U.S. government agencies	$21,068	$—	$(1,895)	$19,173
Corporate bonds	1,931	—	(85)	1,846

Total	$22,999	$—	$(1,980)	$21,019

The fair value of held to maturity and available for sale debt securities at December 31, 2014 by contractual maturity are provided below. Securities not due at a single maturity date, primarily mortgage backed securities, are shown separately.

	Held To Maturity		Available For Sale
	Carrying Value	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Due in one to five years	$494	$499	$7,402	$7,326
Due in five to ten years	1,666	1,664	13,097	12,998
Due after ten years	20,799	20,492	23,711	24,020
Mortgage backed securities	—	—	9,933	9,942

	$22,959	$22,655	$54,143	$54,286

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 2 - SECURITIES (CONTINUED)

Sales of available for sale securities were as follows:

	2014	2013
Proceeds	$14,732	$7,971
Realized gross gains	158	31
Realized gross losses	(15)	—

The following table shows available for sale securities with unrealized losses and their estimated fair value aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2014 and December 31, 2013:

	December 31, 2014
	Less than 12 months		12 months or more		Total
	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss
Description of Securities
U.S. Treasury and other U.S. government agencies	$996	$3	$3,357	$127	$4,353	$130
State and municipal	6,185	101	8,614	165	14,799	266
Mortgage backed securities	—	—	4,807	137	4,807	137

Total temporarily impaired	$7,181	$104	$16,778	$429	$23,959	$533

	December 31, 2014
	Less than 12 months		12 months or more		Total
	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss
Description of Securities
U.S. Treasury and other U.S. government agencies	$4,325	$441	$—	$—	$4,325	$441
State and municipal	20,620	1,180	3,432	332	24,052	1,512
Corporate bonds	496	4	—	—	496	4
Mortgage backed securities	9,968	504	—	—	9,968	504

Total temporarily impaired	$35,409	$2,129	$3,432	$332	$38,841	$2,461

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 2 - SECURITIES (CONTINUED)

The following table shows held to maturity securities with unrealized losses and their estimated fair value aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2014 and December 31, 2013:

	Less than 12 months		12 months or more		Total
	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss
Description of Securities
U.S. Treasury and other U.S. government agencies	$—	$—	$20,459	$344	$20,459	$344
Corporate bonds	—	—	493	5	493	5

Total temporarily impaired	$—	$—	$20,952	$349	$20,952	$349

	December 31, 2013
	Less than 12 months		12 months or more		Total
	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss
Description of Securities
U.S. Treasury and other U.S. government agencies	$18,312	$1,776	$861	$119	$19,173	$1,895
Corporate bonds	1,434	51	412	34	1,846	85

Total temporarily impaired	$19,746	$1,827	$1,273	$153	$21,019	$1,980

At December 31, 2014, Management had the intent and ability to hold these securities for the foreseeable future, and the decline in fair value was largely due to changes in interest rates. The fair value is expected to recover as the securities approach their maturity date and/or market rates decline. There were 68 securities in an unrealized loss position as of December 31, 2014.

Securities pledged at December 31, 2014 and 2013 had a carrying amount of $32,783 and $32,213, respectively, and were pledged to collateralize Federal Home Loan Bank advances, Federal Reserve advances and municipal deposits.

At December 31, 2014 and 2013, there were no holdings of securities of any one issuer, other than the U.S. Government and its agencies or U.S. Government sponsored entities, in an amount greater than 10% of stockholders’ equity.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES

Loans at December 31, 2014 and 2013 were comprised as follows:

	2014	2013
Commerical	$80,817	$84,715
Real estate:
Residential	74,405	73,957
Commercial	112,805	91,400
Construction	37,127	27,916
Consumer	11,771	8,330
Other	300	302

	317,225	286,620
Less:
Deferred loan fees	375	320
Allowance for possible loan losses	7,353	8,530

Loans, net	$309,497	$277,770

Activity in the allowance for loan losses by portfolio segment was as follows for the year ended December 31, 2014:

	Commercial and Industrial	Multi Family and Commercial Real Estate	Construction and Land Development	1-4 Family Residential Real Estate
Beginning balance	$2,138	$1,581	$553	$1,071
Charge-offs	(9)	—	—	—
Recoveries	178	49	111	100
Provisions	(123)	440	78	(529)

Ending balance	$2,184	$2,070	$742	$642

	1-4 Family HELOC	Consumer	Other	Unallocated	Total
Beginning balance	$865	$257	$13	$2,052	$8,530
Charge-offs	—	(120)	(11)	—	(140)
Recoveries	25	—	—	—	463
Provisions	(36)	44	—	(1,374)	(1,500)

Ending balance	$854	$181	$2	$678	$7,353

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Activity in the allowance for loan losses by portfolio segment was as follows for the year ended December 31, 2013:

	Commercial and Industrial	Multi Family and Commercial Real Estate	Construction and Land Development	1-4 Family Residential Real Estate
Beginning balance	$1,318	$1,467	$339	$2,319
Charge-offs	(41)	—	—	(53)
Recoveries	381	105	250	281
Provisions	480	9	(36)	(1,476)

Ending balance	$2,138	$1,581	$553	$1,071

	1-4 Family HELOC	Consumer	Other	Unallocated	Total
Beginning balance	$1,366	$48	$2	$901	$7,760
Charge-offs	(143)	(16)	—	—	(253)
Recoveries	354	1	1	—	1,373
Provisions	(712)	224	10	1,151	(350)

Ending balance	$865	$257	$13	$2,052	$8,530

The allowance for loan losses and the recorded investment in loans by portfolio segment and based on impairment method as of December 31, 2014 was as follows:

	Commercial and Industrial	Multi Family and Commercial Real Estate	Construction and Land Development	1-4 Family Residential Real Estate
Allowance for loan losses:
Individually evaluated	$743	$37	$—	$93
Collectively evaluated	1,441	2,033	742	549

Total	$2,184	$2,070	$742	$642

Loans:
Individually evaluated	$2,258	$1,234	$—	$5,411
Collectively evaluated	78,559	111,571	37,127	35,886

Total	$80,817	$112,805	$37,127	$41,297

	1-4 Family HELOC	Consumer	Other	Unallocated	Total
Allowance for loan losses:
Individually evaluated	$392	$—	$—	$—	$1,265
Collectively evaluated	462	181	2	678	6,088

Total	$854	$181	$2	$678	$7,353

Loans:
Individually evaluated	$2,114	$—	$—		$11,017
Collectively evaluated	30,994	11,771	300		306,208

Total	$33,108	$11,771	$300		$317,225

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

The allowance for loan losses and the recorded investment in loans by portfolio segment and based on impairment method as of December 31, 2013 was as follows:

	Commercial and Industrial	Multi Family and Commercial Real Estate	Construction and Land Development	1-4 Family Residential Real Estate
Allowance for loan losses:
Individually evaluated	$679	$—	$—	$477
Collectively evaluated	1,459	1,581	553	594

Total	$2,138	$1,581	$553	$1,071

Loans:
Individually evaluated	$1,604	$1,244	$272	$5,220
Collectively evaluated	83,111	90,156	27,644	33,384

Total	$84,715	$91,400	$27,916	$38,604

	1-4 Family HELOC	Consumer	Other	Unallocated	Total
Allowance for loan losses:
Individually evaluated	$195	$175	$—	$—	$1,526
Collectively evaluated	670	82	13	2,052	7,004

Total	$865	$257	$13	$2,052	$8,530

Loans:
Individually evaluated	$1,786	$175	$—		$10,301
Collectively evaluated	33,567	8,155	302		276,319

Total	$35,353	$8,330	$302		$286,620

The Bank did not have any loans acquired with deteriorated credit quality at December 31, 2014 and 2013.

Risk characteristics relevant to each portfolio segment are as follows:

Commercial and industrial: The commercial and industrial loan portfolio segment includes commercial and industrial loans to commercial customers for use in normal business operations to finance working capital needs, equipment purchases or other expansion projects. Collection risk in this portfolio is driven by the creditworthiness of underlying borrowers, particularly cash flow from customers’ business operations. Commercial and industrial loans are primarily made based on the identified cash flows of the borrower and secondarily on the underlying collateral provided by the borrower. The cash flows of borrowers, however, may not be as expected and the collateral securing these loans may fluctuate in value. Most commercial and industrial loans are secured by the assets being financed or other business assets such as accounts receivable or inventory and may incorporate a personal guarantee; however, some short-term loans may be made on an unsecured basis. In the case of loans secured by accounts receivable, the availability of funds for the repayment of these loans may be substantially dependent on the ability of the borrower to collect amounts due from its customers.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Multi-family and commercial real estate: Commercial real estate loans are subject to underwriting standards and processes similar to commercial and industrial loans, in addition to those of real estate loans. These loans are viewed primarily as cash flow loans and secondarily as loans secured by real estate.

Commercial real estate lending typically involves higher loan principal amounts and the repayment of these loans is generally largely dependent on the successful operation of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans may be more adversely affected by conditions in the real estate markets or in the general economy. The properties securing the Bank’s commercial real estate portfolio are diverse in terms of type. This diversity helps reduce the Bank’s exposure to adverse economic events that affect any single market or industry. Management monitors and evaluates commercial real estate loans based on collateral, geography and risk grade criteria. The Bank also utilizes third-party experts to provide insight and guidance about economic conditions and trends affecting the market areas it serves. In addition, management tracks the level of owner-occupied commercial real estate loans versus non-owner occupied loans. Non-owner occupied commercial real estate loans are loans secured by multifamily and commercial properties where the primary source of repayment is derived from rental income associated with the property (that is, loans for which 50 percent or more of the source of repayment comes from third party, nonaffiliated, rental income) or the proceeds of the sale, refinancing, or permanent financing of the property. These loans are made to finance income-producing properties such as apartment buildings, office and industrial buildings, and retail properties. Owner-occupied commercial real estate loans are loans where the primary source of repayment is the cash flow from the ongoing operations and business activities conducted by the party, or affiliate of the party, who owns the property.

At December 31, 2014, approximately 23% of the outstanding principal balance of the Bank’s commercial real estate loan portfolio was secured by owner-occupied properties.

Construction and land development: Loans for non-owner-occupied real estate construction or land development are generally repaid through cash flow related to the operation, sale or refinance of the property. The Bank also finances construction loans for owner-occupied properties. A portion of the Bank’s construction and land portfolio segment is comprised of loans secured by residential product types (residential land and single-family construction). With respect to construction loans to developers and builders that are secured by non-owner occupied properties that the Bank may originate from time to time, the Bank generally requires the borrower to have had an existing relationship with the Bank and have a proven record of success. Construction and land development loans are underwritten utilizing feasibility studies, independent appraisal reviews, sensitivity analysis of absorption and lease rates, market sales activity, and financial analysis of the developers and property owners.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Construction loans are generally based upon estimates of costs and value associated with the complete project. These estimates may be inaccurate. Construction loans often involve the disbursement of substantial funds with repayment substantially dependent on the success of the ultimate project. Sources of repayment for these types of loans may be pre-committed permanent loans from approved long-term lenders, sales of developed property or an interim loan commitment from the Bank until permanent financing is obtained. These loans are closely monitored by on-site inspections and are considered to have higher risks than other real estate loans due to their ultimate repayment being sensitive to interest rate changes, governmental regulation of real property, general economic conditions and the availability of long-term financing.

1-4 family residential real estate: Residential real estate loans represent loans to consumers or investors to finance a residence. These loans are typically financed on 15 to 30 year amortization terms, but generally with shorter maturities of 5 to 15 years. Many of these loans are extended to borrowers to finance their primary or secondary residence. Loans to an investor secured by a 1-4 family residence will be repaid from either the rental income from the property or from the sale of the property. This loan segment also includes closed-end home equity loans which are secured by a first or second mortgage on the borrower’s residence. This allows customers to borrow against the equity in their home. Loans in this portfolio segment are underwritten and approved based on a number of credit quality criteria including limits on maximum Loan-to-Value (LTV), minimum credit scores, and maximum debt to income. Real estate market values as of the time the loan is made directly affect the amount of credit extended and, in addition, changes in these residential property values impact the depth of potential losses in this portfolio segment.

1-4 family HELOC: This loan segment includes open-end home equity loans which are secured by a first or second mortgage on the borrower’s residence. This allows customers to borrow against the equity in their home utilizing a revolving line of credit. These loans are underwritten and approved based on a number of credit quality criteria including limits on maximum LTV, minimum credit scores, and maximum debt to income. Real estate market values as of the time the loan is made directly affect the amount of credit extended and, in addition, changes in these residential property values impact the depth of potential losses in this portfolio segment. Because of the revolving nature of these loans as well as the fact that many represent second mortgages, this portfolio segment can contain more risk than the amortizing 1-4 family residential real estate loans.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Consumer: The consumer loan portfolio segment includes non-real estate secured direct loans to consumers for household, family, and other personal expenditures. Consumer loans may be secured or unsecured and are usually structured with short or medium term maturities. These loans are underwritten and approved based on a number of consumer credit quality criteria including limits on maximum LTV on secured consumer loans, minimum credit scores, and maximum debt to income. Many traditional forms of consumer installment credit have standard monthly payments and fixed repayment schedules of one to five years. These loans are made with either fixed or variable interest rates that are based on specific indices. Installment loans fill a variety of needs, such as financing the purchase of an automobile, a boat, a recreational vehicle, or other large personal items, or for consolidating debt. These loans may be unsecured or secured by an assignment of title, as in an automobile loan, or by money in a bank account. In addition to consumer installment loans this portfolio segment also includes secured and unsecured personal lines of credit as well as overdraft protection lines. Loans in this portfolio segment are sensitive to unemployment and other key consumer economic measures.

Non-accrual loans by class of loan were as follows at December 31:

	2014	2013
Commercial and Industrial	$211	$752
Multi Family and Commercial Real Estate	821	808
1-4 Family Residential Real Estate	243	475
1-4 Family HELOC	1,350	1,360
Consumer	—	175

Total	$2,625	$3,570

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Individually impaired loans by class of loans were as follows at December 31, 2014:

	Unpaid Principal Balance	Recorded Investment with no Allowance Recorded	Recorded Investment with Allowance Recorded	Total Recorded Investment	Related Allowance	Average Recorded Investment
Commercial and Industrial	$2,324	$743	$1,515	$2,258	$743	$1,773
Multi Family and Commercial Real Estate	1,404	739	495	1,234	37	1,246
Construction and Land Development	—	—	—	—	—	161
1-4 Family Residential Real Estate	5,456	243	5,168	5,411	93	5,428
1-4 Family HELOC	2,227	764	1,350	2,114	392	1,989
Consumer	—	—	—	—	—	35

Total	$11,411	$2,489	$8,528	$11,017	$1,265	$10,632

Interest income recognized on these loans while they were classified as impaired totaled $656 for 2014.

Individually impaired loans by class of loans were as follows at December 31, 2013:

	Unpaid Principal Balance	Recorded Investment with no Allowance Recorded	Recorded Investment with Allowance Recorded	Total Recorded Investment	Related Allowance	Average Recorded Investment
Commercial and Industrial	$1,885	$852	$752	$1,604	$679	$1,367
Multi Family and Commercial Real Estate	1,371	1,244	—	1,244	—	1,277
Construction and Land Development	272	272	—	272	—	1,805
1-4 Family Residential Real Estate	5,276	995	4,225	5,220	477	5,429
1-4 Family HELOC	1,891	1,504	282	1,786	195	2,212
Consumer	175	—	175	175	175	88

Total	$10,870	$4,867	$5,434	$10,301	$1,526	$12,178

Interest income recognized on these loans while they were classified as impaired totaled $251 for 2013.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

The Bank utilizes a risk grading system to monitor the credit quality of the Bank’s commercial loan portfolio which consists of commercial and industrial, commercial real estate and construction loans. Loans are graded on a scale of 1 to 9. Grades 1 - 5 are pass credits, grade 6 is special mention, grade 7 is substandard, grade 8 is doubtful and grade 9 is loss. A description of the risk grades are as follows:

Grade 1 - Minimal Risk (Pass)

This grade includes loans to borrowers with a strong financial position and history of profits and cash flows sufficient to service the debt. These borrowers have well defined sources of primary/secondary repayment, conservatively leveraged balance sheets and the ability to access a wide range of financing alternatives. Collateral securing these loans is negotiable, of sufficient value and in possession of the Bank. Risk of loss is unlikely.

Grade 2 - High Quality (Pass)

This grade includes loans to borrowers with a strong financial condition reflecting dependable net profits and cash flows. The borrower has verifiable liquid net worth providing above average asset protection. An identifiable market exits for the collateral. Risk of loss is unlikely.

Grade 3 - Above Average (Pass)

This grade includes loans to borrowers with a balance sheet that reflects a comfortable degree of leverage and liquidity. Borrowers are profitable and have a sustained record of servicing debt. An identifiable market exits for the collateral, but liquidation could take up to one year. Risk of loss is unlikely.

Grade 4 - Average (Pass)

This grade includes loans to borrowers with a financial condition that is satisfactory and comparable to industry standards. The borrower has verifiable net worth, providing over time, average asset protection. Borrower cash flows are sufficient to satisfy debt service requirements. Risk of loss is below average.

Grade 5 - Acceptable (Management Attention) (Pass)

This grade includes loans to borrowers whose loans are performing, but sources of repayment are not documented by the current credit analysis. There are some declining trends in margins, ratios and/or cash flow. Guarantor(s) have strong net worth(s), but assets may be concentrated in real estate or other illiquid investments. Risk of loss is average.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Grade 6 - Special Mention

Special mention assets have potential weaknesses that may, if not checked or corrected, weaken the asset or inadequately protect the Bank’s position at some future date. These assets pose elevated risk, but their weakness does not yet justify a substandard classification. Borrowers may be experiencing adverse operating trends (declining revenues or margins) or an ill proportioned balance sheet (e.g., increasing inventory without an increase in sales, high leverage, tight liquidity). Adverse economic or market conditions, such as interest rate increases or the entry of a new competitor, may also support a special mention rating. Nonfinancial reasons for rating a credit exposure special mention include management problems, pending litigation, an ineffective loan agreement or other material structural weakness, and any other significant deviation from prudent lending practices. The special mention rating is designed to identify a specific level of risk and concern about asset quality. Although a special mention asset has a higher probability of default than a pass asset, its default is not imminent.

Grade 7 - Substandard

A “substandard” extension of credit is inadequately protected by the current sound worth and paying capacity of the obligor or of the collateral pledged, if any. Extensions of credit so classified should have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. Loss potential, while existing in the aggregate amount of substandard credits, does not have to exist in individual extensions of credit classified substandard. Substandard assets have a high probability of payment default, or they have other well-defined weaknesses. They require more intensive supervision by Bank management. Substandard assets are generally characterized by current or expected unprofitable operations, inadequate debt service coverage, inadequate liquidity, or marginal capitalization. Repayment may depend on collateral or other credit risk mitigation.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Grade 8 - Doubtful

An extension of credit classified “doubtful” has all the weaknesses inherent in one classified substandard, with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable. The possibility of loss is extremely high, but because of certain important and reasonably specific pending factors that may work to the advantage of and strengthen the credit, its classification as an estimated loss is deferred until its more exact status may be determined. Pending factors may include a proposed merger or acquisition, liquidation proceedings, capital injection, perfecting liens on additional collateral, or refinancing plans. Generally, the doubtful classification should not extend for a long period of time because in most cases the pending factors or events that warranted the doubtful classification should be resolved either positively or negatively in a reasonable period of time.

Grade 9 - Loss

Extensions of credit classified “loss” are considered uncollectible and of such little value that their continuance as bankable assets is not warranted. This classification does not mean that the credit has absolutely no recovery or salvage value, but rather that it is not practical or desirable to defer writing off this basically worthless asset even though partial recovery may be affected in the future. Amounts classified loss should be promptly charged off. The Bank will not attempt long term recoveries while the credit remains on the Bank’s books. Losses should be taken in the period in which they surface as uncollectible. With loss assets, the underlying borrowers are often in bankruptcy, have formally suspended debt repayments, or have otherwise ceased normal business operations. Once an asset is classified loss, there is little prospect of collecting either its principal or interest.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Consumer purpose loans are initially assigned a default loan grade of 99 (Pass) and are risk graded (Grade 6, 7, or 8) according to delinquency status when applicable.

Credit quality indicators by class of loan were as follows at December 31, 2014:

	Commercial and Industrial	Multi Family and Commercial Real Estate	Construction and Land Development
Pass (grades 1-5)	$79,280	$111,571	$37,127
Substandard	1,537	1,234	—

Total	$80,817	$112,805	$37,127

	Consumer and Other	1-4 Family Residential Real Estate	1-4 Family HELOC	Total
Pass (grades 1-5)	$12,071	$39,849	$30,994	$310,892
Substandard	—	1,448	2,114	6,333

Total	$12,071	$41,297	$33,108	$317,225

Credit quality indicators by class of loan were as follows at December 31, 2013:

	Commercial and Industrial	Multi Family and Commercial Real Estate	Construction and Land Development
Pass (grades 1-5)	$83,111	$90,156	$27,644
Substandard	1,604	1,244	272

Total	$84,715	$91,400	$27,916

	Consumer and Other	1-4 Family Residential Real Estate	1-4 Family HELOC	Total
Pass (grades 1-5)	$8,457	$33,384	$33,567	$276,319
Substandard	175	5,220	1,786	10,301

Total	$8,632	$38,604	$35,353	$286,620

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Past due loan balances by class of loan were as follows at December 31, 2014:

	Accruing 30-59 Days Past Due	Accruing 60-89 Days Past Due	Accruing Greater than 90 Days	Accruing Total Past Due
Commercial and industrial	$—	$—	$—	$—
Multi family and commercial real estate	—	—	—	—
Construction and land development	—	—	—	—
1-4 family residential real estate	181	—	—	181
1-4 family HELOC	337	—	—	337
Consumer	—	—	—	—
Other / loans secured by farmland	—	—	—	—

Total	$518	$—	$—	$518

	Current	Non Accrual Current Loans	Non Accrual Past Due Loans	Total Loans
Commercial and industrial	$80,606	$211	$—	$80,817
Multi family and commercial real estate	111,984	—	821	112,805
Construction and land development	37,127	—	—	37,127
1-4 family residential real estate	40,873	243	—	41,297
1-4 family HELOC	31,421	1,162	188	33,108
Consumer	11,771	—	—	11,771
Other / loans secured by farmland	300	—	—	300

Total	$314,082	$1,616	$1,009	$317,225

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Past due loan balances by class of loan were as follows at December 31, 2013:

	Accruing 30-59 Days Past Due	Accruing 60-89 Days Past Due	Accruing Greater than 90 Days	Accruing Total Past Due
Commercial and industrial	$—	$—	$—	$—
Multi family and commercial real estate	—	—	—	—
Construction and land development	—	—	—	—
1-4 family residential real estate	—	—	—	—
1-4 family HELOC	—	—	—	—
Consumer	—	—	—	—
Other / loans secured by farmland	—	—	—	—

Total	$—	$—	$—	$—

	Current	Non Accrual Current Loans	Non Accrual Past Due Loans	Total Loans
Commercial and industrial	$83,963	$—	$752	$84,715
Multi family and commercial real estate	90,592	808	—	91,400
Construction and land development	27,916	—	—	27,916
1-4 family residential real estate	38,129	475	—	38,604
1-4 family HELOC	33,993	1,360	—	35,353
Consumer	8,155	—	175	8,330
Other / loans secured by farmland	302	—	—	302

Total	$283,050	$2,643	$927	$286,620

There were no loans past due 90 days or more and still accruing interest at December 31, 2014 or 2013.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Troubled debt restructurings occurring during the year ended December 31, 2014 by class of loan were as follows:

	Number of Contracts	Pre-Modification Oustanding Recorded Investments	Post-Modification Oustanding Recorded Investments
Troubled Debt Restructuring
Commercial and industrial	2	$948	$1,044
Multi family and commercial real estate	—	—	—
Construction and land development	—	—	—
1-4 family residential real estate	—	—	—
1-4 family HELOC	—	—	—
Consumer	—	—	—

Total	2	$948	$1,044

Troubled debt restructurings occurring during the year ended December 31, 2013 by class of loan were as follows:

	Number of Contracts	Pre-Modification Oustanding Recorded Investments	Post-Modification Oustanding Recorded Investments
Troubled Debt Restructuring
Commercial and industrial	—	$—	$—
Multi family and commercial real estate	1	920	938
Construction and land development	—	—	—
1-4 family residential real estate	5	4,978	4,595
1-4 family HELOC	—	—	—
Consumer	—	—	—

Total	6	$5,898	$5,533

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

The Bank charged off $53 of loans against the allowance for loan losses as a result of loans that were modified as troubled debt restructurings during 2013. There were no charge offs resulting from modifications during 2014. The above modifications related to extending the amortization period of the loan, interest rate concessions, principal forgiveness, and payment modifications.

The Bank did not have any loans modified as troubled debt restructurings during 2014 or 2013 that subsequently defaulted in either of these years.

In the normal course of business the Bank will enter into various credit arrangements with its executive officers, directors and their affiliates. These arrangements generally take the form of commercial lines of credit, personal lines of credit, mortgage loans, term loans or revolving arrangements secured by personal residences. An analysis of the activity with respect to loans to related parties is as follows:

	2014	2013
Balance - January 1	$9,443	$7,648
New loans during the year	3,170	4,690
Repayments during the year	(2,618)	(2,895)

Balance - December 31	$9,995	$9,443

As of December 31, 2014 and 2013, none of these loans were restructured, nor were any related party loans charged off in 2014 or 2013.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 4 - FAIR VALUES OF ASSETS AND LIABILITIES

The following table sets forth the Bank’s major categories of assets and liabilities measured at fair value on a recurring basis, by level within the fair value hierarchy, as of December 31, 2014 and 2013:

	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
2014
Assets
U.S. Treasury and other U.S. government agencies	$4,628	$—	$4,628	$—
State and municipal	36,209	—	36,209	—
Corporate bonds	1,007	—	1,007	—
Mortgage backed securities	9,942	—	9,942	—
Money Market	2,500	—	2,500	—

Liabilities
Interest rate swap	$250	$—	$250	$—

2013
Assets
U.S. Treasury and other U.S. government agencies	$4,325	$—	$4,325	$—
State and municipal	30,274	—	30,274	—
Corporate bonds	1,004	—	1,004	—
Mortgage backed securities	10,860	—	10,860	—

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 4 - FAIR VALUES OF ASSETS AND LIABILITIES (CONTINUED)

The following table sets forth the Bank’s major categories of assets and liabilities measured at fair value on a nonrecurring basis, by level within the fair value hierarchy, as of December 31, 2014 and 2013:

	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
2014
Assets
Impaired loans	$7,263	$—	$—	$7,263
Other real estate owned	1,204	—	—	1,204

2013
Assets
Impaired loans	$3,908	$—	$—	$3,908
Other real estate owned	1,375	—	—	1,375

The following table presents additional quantitative information about assets measured at fair value on a nonrecurring basis and for which we have utilized Level 3 inputs to determine fair value at December 31, 2014 and 2013:

	Valuation Techniques (1)	Significant Unobservable Outputs	Range (Weighted Average)
Impaired loans	Appraisal	Estimated costs to sell	10%
Other real estate owned	Appraisal	Estimated costs to sell	10%

(1)	The fair value is generally determined through independent appraisals of the underlying collateral, which may include Level 3 inputs that are not identifiable, or by using the discounted cash flow method if the loan is not collateral dependent.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 4 - FAIR VALUES OF ASSETS AND LIABILITIES (CONTINUED)

Carrying amounts and estimated fair values of financial instruments, by level within the fair value hierarchy, at December 31, 2014 were as follows:

	Carrying Amount	Estimated Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Financial assets:
Cash and due from banks	$10,747	$10,747	$10,747	$—	$—
Federal funds sold	400	400	400	—	—
Securties held to maturity	22,959	22,655	—	22,655	—
Securities available for sale	54,286	54,286	—	54,286	—
Loans, net	309,497	319,332	—	—	319,332
Mortgage loans held for sale	26,640	26,640	—	—	26,640
Accrued interest receivable	1,386	1,386	—	1,386	—
Restricted equity securities	3,263	3,263	—	3,263	—
Financial liabilities:
Deposits	334,365	323,404	—	—	323,404
Accrued interest payable	79	79	—	79	—
Federal Home Loan Bank advances	63,500	63,776	—	63,776	—
Interest rate swap	250	250	—	250	—
Federal funds purchased	6,651	6,651	—	6,651	—

Carrying amounts and estimated fair values of financial instruments, by level within the fair value hierarchy, at December 31, 2013 were as follows:

	Carrying Amount	Estimated Fair Value	Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Financial assets:
Cash and due from banks	$10,610	$10,610	$10,610	$—	$—
Federal funds sold	59	59	59	—	—
Securties held to maturity	22,999	21,019	—	21,019	—
Securities available for sale	46,463	46,463	—	46,463	—
Loans, net	277,770	280,332	—	—	280,332
Mortgage loans held for sale	2,680	2,680	—	—	2,680
Accrued interest receivable	1,281	1,281	—	1,281	—
Restricted equity securities	2,827	2,827	—	2,827	—
Financial liabilities:
Deposits	289,801	278,117	—	—	278,117
Accrued interest payable	53	53	—	53	—
Federal Home Loan Bank advances	55,000	55,377	—	55,377	—

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 4 - FAIR VALUES OF ASSETS AND LIABILITIES (CONTINUED)

The methods and assumptions used to estimate fair value are described as follows:

Carrying amount is the estimated fair value for cash and cash equivalents, accrued interest receivable and payable, restricted equity securities, demand deposits, and variable rate loans or deposits that reprice frequently and fully. For fixed rate loans or deposits and for variable rate loans or deposits with infrequent repricing or repricing limits, fair value is based on discounted cash flows using current market rates applied to the estimated life and credit risk. Fair value of debt is based on current rates for similar financing. The fair value of off-balance-sheet items is not considered material.

NOTE 5 - LEASEHOLD IMPROVEMENTS AND EQUIPMENT

The detail of leasehold improvements and equipment at December 31 is as follows:

	2014	2013
Construction in progress	$71	$14
Leasehold improvements	3,699	3,682
Furniture, fixtures and equipment	3,769	3,504

	7,539	7,200
Less: accumulated depreciation	(4,186)	(3,620)

	$3,353	$3,580

Depreciation expense was $567 and $615 for 2014 and 2013, respectively.

NOTE 6 - RESTRICTED EQUITY SECURITIES

The Bank owned the following restricted equity securities as of December 31:

	2014	2013
Federal Reserve Bank	$1,286	$1,150
Federal Home Loan Bank	1,977	1,677

	$3,263	$2,827

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 7 - GOODWILL AND CORE DEPOSIT INTANGIBLE

The following intangible assets were acquired in a 2009 business acquisition:

	2014	2013
Goodwill	$773	$773

Amortized intangible assets:
Core deposit intangibles	$1,045	$1,045
Less accumulated amortization	(708)	(577)

	$337	$468

Amortization expense was $131 for 2014 and 2013.

Estimated future amortization expense as of December 31, 2014 is as follows:

2015	$131
2016	131
2017	75

Total	$337

NOTE 8 - DEPOSITS

Contractual maturities of time deposit accounts for the next five years at December 31, 2014 are as follows:

Maturity	Amount
2015	$115,646
2016	10,584
2017	2,767
2018	792
2019	488

$130,277

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 8 - DEPOSITS (CONTINUED)

The aggregate amount of overdrafts reclassified as loans receivable was $140 and $23 at December 31, 2014 and 2013, respectively.

Deposits from principal officers, directors, and their affiliates at December 31, 2014 and 2013 were $5,498 and $4,994, respectively.

The Bank had deposits from one customer that accounted for approximately 6% and 5% of total deposits at December 31, 2014 and 2013, respectively.

NOTE 9 - FEDERAL HOME LOAN BANK ADVANCES

At December 31, advances from the Federal Home Loan Bank were as follows:

	2014	2013
Maturities January 2015 through September 2018, fixed rates ranging from .14% to 2.99%	$63,500	$55,000

Each advance is payable at its maturity date, with a prepayment penalty for fixed rate advances. The advances were collateralized by $63,827 and $64,502 of first mortgage loans and home equity lines of credit at December 31, 2014 and 2013, respectively. The Bank’s additional borrowing capacity was $6,502 and $7,302 at December 31, 2014 and 2013, respectively.

Required future principal payments are as follows:

2015	$53,500
2016	5,000
2017	—
2018	5,000

Total	$63,500

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 10 - BENEFIT PLANS

The Bank has a 401(k) benefit plan that allows employee contributions up to 100% of their compensation, subject to regulatory limitations. The Bank matches 100% of the first 3% contributed by the employee and 50% of the next 2% of the compensation contributed. Expense was $173 for 2014 and $170 for 2013.

NOTE 11 - INCOME TAXES

The income tax expense consists of the following for the years ended December 31:

	2014	2013
Income tax expense:
Current	$986	$550
Deferred	830	1,191

Total provision for income tax expense	$1,816	$1,741

A reconciliation of the income tax expense for the years ended December 31, 2014 and 2013 from the “expected” tax expense computed by applying the statutory federal income tax rate of 34 percent to income before income taxes is as follows:

	2014	2013
Computed “expected” tax expense	$1,951	$1,692

(Increase) decrease in tax expense resulting from:
State tax expense, net of federal tax effect	234	207
Tax exempt interest	(260)	(126)
Disallowed interest expense	13	10
Incentive stock options	11	7
Cash surrender value of life insurance contracts	(123)	(74)
Meals and entertainment	15	15
Expiration of capital loss carryover	43	—
Other	(68)	10

Total income tax expense	$1,816	$1,741

During the years ended December 31, 2014 and 2013, an estimated future tax benefit (liability) of ($863) and $1,119 arose from unrealized gains and losses on available for sale securities and derivatives.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 11 - INCOME TAXES (CONTINUED)

Significant components of deferred tax assets as of December 31, 2014 and 2013 are as follows:

	2014	2013
Organizational and start-up costs	$145	$170
Allowance for loan losses	1,057	1,944
Loan fees	144	123
Other real estate	43	38
Premises and equipment	(39)	(114)
Net operating losses	—	12
Unrealized gains on available-for-sale securities	155	1,018
Non-accrual loans	138	125
Alternative minimum tax credit	—	45
Other	120	95

Total	$1,763	$3,456

State	$308	$608
Federal	1,455	2,848

Net deferred tax asset	$1,763	$3,456

In assessing the future realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. During 2014 and 2013, management determined that it was more likely than not that all of the deferred tax assets would be realized.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 12 - STOCK RIGHTS AND PREFERENCES

The following chart describes the relative rights and preferences for Common Stock, Class A Common Stock, and Class B Common Stock.

	Common Stock	Class A Common Stock	Class B Common Stock
Voting Rights	Entitled to vote on all matters for which stockholder approval is required under Tennessee law	Entitled to vote only on any merger, share exchange, sale of substantially all the assets, voluntary dissolution or as required by law	Only entitled to vote as may be required by law
Dividends	If and when declared by our board of directors	3% premium on any dividends paid on our Common Stock	5% premium on any dividends paid on our Common Stock
Liquidation Rights	Entitled to distribution of assets on same basis as holders of Class A and Class B Common Stock	Entitled to distribution of assets on same basis as holders of Common Stock	Entitled to distribution of assets on same basis as holders of Common Stock
Conversion Rights	None	Entitled to convert to Common Stock on a 1:1 basis upon the sale of substantially all of the assets of the Bank or upon a change of control of the Bank	Entitled to convert to Common Stock on a 1:1 basis upon the sale of substantially all of the assets of the Bank or upon a change of control of the Bank or the merger of the Bank with and into another corporation
Par Value	$1.00 per share	$1.00 per share	$1.00 per share

During 2013, the Bank’s charter was amended to reclassify all outstanding shares of Class A Common Stock and Class B Common Stock into an equal number of shares of Common Stock.

NOTE 13 - STOCK-BASED COMPENSATION

The Bank has a share based compensation plan as described below. Total compensation expense for the plan was $32 for 2014 and $22 for 2013.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 13 - STOCK-BASED COMPENSATION (CONTINUED)

The Bank’s 2006 Reliant Bank Stock Option Plan (as subsequently amended in 2007 and 2009, referred to as the stock option plan or the Plan), which is stockholder-approved, permits the grant of share options to its employees, directors and organizers for up to 600,000 shares of common stock. The Bank believes that such awards better align the interests of its employees with those of its stockholders. Employee awards are generally granted with an exercise price equal to the market price of the Bank’s common stock at the date of grant; those option awards have a vesting period of four years and have a 10-year contractual term. Director and organizer grants are made at an exercise price equal to the market price of the Bank’s common stock at the date of the grant, vest immediately and have a 10-year contractual term.

The Bank assigns discretion to its Board of Directors to make grants either as qualified incentive stock options or as non-qualified stock options. All employee grants are intended to be treated as qualified incentive stock options. All other grants are expected to be treated as non-qualified.

The fair value of each option award is estimated on the date of grant using a binomial option valuation model that uses the assumptions noted in the table below. Expected stock price volatility is based on historical volatilities of a peer group. The Bank uses historical data to estimate option exercise and post-vesting termination behavior.

The expected term of options granted represents the period of time that options granted are expected to be outstanding, which takes into account that the options are not transferable. The risk-free interest rate for the expected term of the option is based on the U.S. Treasury yield curve in effect at the time of the grant.

No options were granted in 2014. During 2013, the Bank granted 1,500 stock options to one employee with an exercise price of $8.00. These options were granted as qualified stock options by the Bank’s Board of Directors with a four year vesting period.

The fair value of options granted during 2013 was determined using the following weighted-average assumptions as of the grant date, resulting in an estimated fair value per option of $1.57.

Risk-free interest rate	2.81%
Expected term	10 years
Expected stock price volatility	25.00%
Dividend yield	2.50%

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 13 - STOCK-BASED COMPENSATION (CONTINUED)

A summary of the activity in the stock option plans for 2014 is as follows:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1, 2014	401,265	$10.62
Granted	—	—
Exercised	—	—
Forfeited or expired	(17,700)	11.29

Outstanding at December 31, 2014	383,565	10.39	1.73	$712

Exercisable at December 31, 2014	376,840	10.45	1.64	$682

	Shares	Weighted Average Grant-Date Fair Value
Non-vested options - beginning of year	15,937	$2.90
Granted	—	—
Vested	(7,312)	3.29
Forefeited/expired	(1,900)	1.82

Non-vested options - end of year	6,725	2.77

As of December 31, 2014, there was $11 of total unrecognized compensation cost related to non-vested stock options granted under the Plan. The cost is expected to be recognized over a weighted-average period of 1.12 years.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 14 - REGULATORY CAPITAL REQUIREMENTS

The Bank is subject to regulatory capital requirements administered by the federal and state banking agencies. Capital adequacy guidelines and, additionally for banks, prompt corrective action regulations, involve quantitative measures of assets, liabilities, and certain off-balance-sheet items calculated under regulatory accounting practices. Capital amounts and classifications are also subject to qualitative judgments by regulators. Failure to meet capital requirements can initiate regulatory action. Management believes as of December 31, 2014 and 2013, the Bank meets all capital adequacy requirements to which it is subject.

Prompt corrective action regulations provide five classifications: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized, although these terms are not used to represent overall financial condition. If adequately capitalized, regulatory approval is required to accept brokered deposits. If undercapitalized, capital distributions are limited, as is asset growth and expansion, and capital restoration plans are required. At December 31, 2014 and 2013, the most recent regulatory notifications categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. There are no conditions or events since that notification that management believes have changed the institution’s category.

Actual and required capital amounts and ratios are presented below as of December 31, 2014 and 2013.

	Actual Regulatory Capital		For Capital Adequacy Purposes		To Be Well Capitalized Under Prompt Corrective Action Provisions
	Amount	Ratio	Amount	Ratio	Amount	Ratio
2014:
Tier I leverage	$42,542	9.71%	$17,525	4%	$21,906	5%
Tier I risk-based capital	$42,542	12.19%	$13,960	4%	$20,939	6%
Total risk-based capital	$46,942	13.45%	$27,921	8%	$34,901	10%

2013:
Tier I leverage	$38,845	10.26%	$15,149	4%	$18,936	5%
Tier I risk-based capital	$38,845	12.66%	$12,277	4%	$18,415	6%
Total risk-based capital	$42,739	13.93%	$24,553	8%	$30,692	10%

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 14 - REGULATORY CAPITAL REQUIREMENTS (CONTINUED)

In July 2013, the Bank’s regulators adopted revised regulatory capital requirements known as “Basel III”, which became effective January 1, 2015. Required capital ratios applicable to the Bank under these guidelines are as follows:

	Minimum	Well Capitalized
Common equity Tier 1 capital	4.5%	6.5%
Tier 1 risk based capital	6.0%	8.0%
Total risk based capital	8.0%	10.0%
Tier 1 leverage ratio	4.0%	5.0%

The new requirements also establish a “capital conservation buffer” of 2.5% which will be phased in over four years. If capital levels fall below the minimum requirement plus the capital conservation buffer, the Bank will be subject to restrictions related dividend payments, share repurchases, and certain employee bonuses.

NOTE 15 - COMMITMENTS AND CONTINGENCIES

The Bank has federal funds lines at other financial institutions with availability totaling $32,800 and $21,800 at December 31, 2014 and 2013, respectively. At December 31, 2014, the Bank had an outstanding balance of $6,651 under these federal funds lines. The Bank had no outstanding balance under these lines as of December 31, 2013. The Bank also has an unsecured line of credit at IDC Deposits with availability of $20,000. The Bank did not have an outstanding balance under this line of credit at December 31, 2014 or 2013.

At December 31, 2014, the Bank has employment agreements with the President, Chief Operating Officer, Chief Lending Officer and Chief Credit Officer. Upon the occurrence of an “Event of Termination” as defined by the agreements, the Bank has an obligation to pay each of the four executive officers lump sum payments as defined in the agreements.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 16 - LEASES

The Bank’s principal offices are located at 1736 Carothers Parkway in Brentwood, Tennessee in Williamson County. The Bank leases these offices from a related third party but owns the leasehold improvements.

The Bank leases additional offices for its operation center and branch at 101 Creekstone Boulevard in Franklin, Tennessee from a related third party but owns the leasehold improvements.

A summary of the Bank’s leased facilities (other than month-to-month agreements) follows:

Property Description	Base Lease Expiration Date	Base Lease Term With Renewal Periods	Escalation Clause
1736 Carothers Parkway, Brentwood	February 28, 2017	25 years	3% annually
6005 Nolensville Road, Nashville	September 30, 2018	20 years	none
5109 Peter Taylor Park Drive, Brentwood	July 31, 2016	17 years	3% annually
4108 Hillsboro Pike, Nashville	November 30, 2021	27 years	10% after 5th year of initial term
101 Creekstone Boulevard, Franklin	March 31, 2020	20 years	Consumer Price Index with a cap of 2% annually
711 East Main Street, Suite 105, Hendersonville	October 31, 2017	5 years	2.5% annually
745 South Church Street, Murfreesboro	April 15, 2015	3 years	$100 annually

The Bank has classified all leases as operating lease agreements for office space, copiers, and an automobile. Future minimum rental payments required under the terms of the noncancellable leases are as follows:

Year Ending December 31,
2015	$1,626
2016	1,570
2017	1,062
2018	930
2019	863
Thereafter	688

Total	$6,739

Total rent expense under the leases amounted to $1,876 and $1,722, respectively, during the years ended December 31, 2014 and 2013.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 17 - RELATED PARTY TRANSACTIONS

The main office, operations center, and Franklin branch are leased from Corporations in which owners in the Corporations serve as members of the Bank’s Board of Directors. The amounts paid under these leases approximated $972 and $949 during the years ended December 31, 2014 and 2013, respectively.

Rent commitments, before considering renewal options that generally are present, were as follows:

Year Ending December 31,
2015	$996
2016	1,021
2017	627
2018	555
2019	566
Thereafter	142

Total	$3,907

NOTE 18 - FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

Some financial instruments, such as loan commitments, credit lines, letters of credit, and overdraft protection lines, are issued to meet customer financing needs. These are agreements to provide credit or to support the credit of others, as long as conditions established in the contract are met, and usually have expiration dates. Commitments may expire without being used. Off-balance-sheet risk of credit loss exists up to the face amount of these instruments, although material losses are not anticipated. The same credit policies are used to make such commitments as are used for loans, including obtaining collateral at exercise of the commitment.

The contractual amounts of financial instruments with off-balance-sheet risk at December 31, 2014 and 2013 were as follows:

	2014	2013
Unused lines of credit
Fixed	$9,652	$7,110
Variable	38,701	43,479
Standby letters of credit	6,784	4,090

Total	$55,137	$54,679

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 19 - DERIVATIVES

During the second quarter of 2014, the Bank began executing an approximate $10.5 million specific investment and related swap strategy. The strategy called for the purchase of approximately $10.5 million of investment grade municipal securities with the simultaneous execution of third-party swap arrangements effectively converting the fixed municipal yields to floating rates. These fair value hedges are intended to reduce the interest rate risk associated with the underlying hedged item by mitigating the risk of changes in fair value based on fluctuations in interest rates.

These derivative instruments were designated and qualified as fair value hedges. Accordingly, the gain or loss on the derivative as well as the offsetting gain or loss on the available-for-sale securities attributable to the hedged risk are recognized in current earnings. At December 31, 2014, the Bank’s fair value hedges were effective and are not expected to have a significant impact on our net income over the next 12 months.

The notional amounts of the swap agreements were $10.3 million at December 31, 2014. There were no such agreements outstanding at December 31, 2013. At December 31, 2014, the fair value of the swap agreements amounted to $250 and is included in other liabilities.

NOTE 20 - EARNINGS PER SHARE

The following is a summary of the components comprising basic and diluted earnings per common share of stock (EPS):

	Year Ended December 31,
	2014	2013
Basic EPS Computation
Net income attributable to Reliant Bank	$3,896	$3,238
Weighted average common shares outstanding	3,910,191	3,910,777

Basic earnings per common share	$1.00	$0.83

Diluted EPS Computation
Net income attributable to Reliant Bank	$3,896	$3,238
Weighted average common shares outstanding	3,910,191	3,910,777
Dilutive effect of stock options	59,334	3,305

Adjusted weighted average common shares outstanding	3,969,525	3,914,082

Diluted earnings per common share	$0.98	$0.83

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 21 - BUSINESS COMBINATION

On March 12, 2015, the shareholders of the Bank approved a merger with Commerce Union Bancshares, Inc. (Commerce Union), the one bank holding company of Commerce Union Bank, in which the Bank’s shareholders will receive 1.0213 shares of Commerce Union common stock in exchange for each share of the Bank’s common stock. After the merger, it is anticipated that shareholders of the Bank will own approximately 55.5% of the outstanding common stock of the combined entity on a fully diluted basis.

While Commerce Union will legally be the acquiring entity in the merger and will continue under the name Commerce Union Bancshares, Inc., the merger will be accounted for as a reverse merger using the acquisition method of accounting, in accordance with the provisions of FASB ASC 805-10 Business Combinations. Under this guidance, for accounting purposes, the Bank is considered the acquirer in the merger, and as a result the historical financial statements of the combined entity will be the historical financial statements of the Bank upon completion of the merger.

The merger will be effected by the issuance of shares of Commerce Union stock to shareholders of the Bank. The assets and liabilities of Commerce Union as of the effective date of the merger will be recorded at their respective estimated fair values and combined with those of the Bank. Any excess of the purchase price over the net estimated fair values of the acquired assets and liabilities will be first be allocated to all identifiable intangible assets with any remaining excess allocated to goodwill.

In periods following the merger, the financial statements of the combined entity will include the results attributable to Commerce Union beginning on the date the merger is completed.

During the year ended December 31, 2014 merger related costs for Reliant Bank totaled $911.

NOTE 22 - SUBSEQUENT EVENT

On January 16, 2015 the Company sold $20,806 of securities that were classified as held to maturity at December 31, 2014 and recognized a loss on sale of $396. Subsequent to this sale, all other securities classified as held to maturity were transferred to available for sale effective as of the date of the sale.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 23 - QUARTERLY FINANCIAL RESULTS (UNAUDITED)

The following is a summary of consolidated quarterly financial results for the year ended December 31, 2014:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Interest Income	$3,974	$4,126	$4,622	$4,493
Net interest income	3,575	3,724	4,203	4,084
Provision for loan losses	(500)	(250)	(500)	(250)
Income before provision for income taxes	1,327	1,001	690	1,510
Consolidated net income	763	501	322	1,126
Noncontrolling interest in net loss of subsidiary	311	489	527	(143)
Net income attributable to Reliant Bank	1,074	990	849	983
Basic earnings per share	0.27	0.26	0.21	0.26
Diluted earnings per share	0.27	0.25	0.21	0.25

The following is a summary of consolidated quarterly financial results for the year ended December 31, 2013:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Interest Income	$4,142	$4,132	$4,387	$4,274
Net interest income	3,640	3,662	3,910	3,839
Provision for loan losses	—	—	—	(350)
Income before provision for income taxes	811	1,016	1,405	1,198
Consolidated net income	447	612	862	768
Noncontrolling interest in net loss of subsidiary	207	147	92	103
Net income attributable to Reliant Bank	654	759	954	871
Basic earnings per share	0.17	0.19	0.25	0.22
Diluted earnings per share	0.17	0.19	0.25	0.22

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014 AND 2013

(Dollar amounts in thousands except per share amounts)

NOTE 24 - MORTGAGE OPERATIONS

During 2011, the Bank and VHC Fund 1, LLC organized Reliant Mortgage Ventures, LLC (the “Venture”) for the purpose of improving the Bank’s mortgage operations. The Bank holds 51% of the governance rights of the Venture (and therefore consolidates the results of its operations) and 30% of the Venture’s financial rights. VHC Fund 1, LLC holds 49% of the governance rights of the Venture and 70% of the related financial rights. VHC Fund 1, LLC is controlled by an immediate family member of the Bank’s Chairman. Under the related operating agreement, the non-controlling member receives 70% of the profits of the Venture, and the bank receives 30% of the profits once the non-controlling member recovers its cumulative losses. The non-controlling member is responsible for 100% of the mortgage venture’s operational and credit losses. Losses of the Venture amounted to $1,184 and $549 for the years ended December 31, 2014 and 2013, respectively. These losses are included in the consolidated results of operations. The portion of the losses attributable to the non-controlling member (100% for 2014 and 2013) are included in noncontrolling interest in net loss of subsidiary on the accompanying consolidated statements of operations.

Direct costs incurred by the Bank attributable to the mortgage operations are allocated to the Venture but no overhead or indirect costs are currently allocated.

RELIANT BANK

CONSOLIDATED BALANCE SHEETS

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

	March 31, 2015	December 31, 2014
ASSETS
Cash and due from banks	$28,193	$10,747
Federal funds sold	268	400

Total cash and cash equivalents	28,461	11,147
Securities held to maturity (fair value of $22,655 at December 31, 2014)	—	22,959
Securities available for sale	87,493	54,286
Loans, net	305,838	309,497
Mortgage loans held for sale	27,389	26,640
Accrued interest receivable	1,414	1,386
Leasehold improvements and equipment, net	3,259	3,353
Restricted equity securities, at cost	3,349	3,263
Other real estate, net	1,184	1,204
Cash surrender value of life insurance contracts	11,448	11,355
Deferred tax assets, net	1,621	1,763
Goodwill	773	773
Core deposit intangibles	305	337
Other assets	1,914	1,768

TOTAL ASSETS	$474,448	$449,731

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Deposits
Demand	$56,557	$45,800
Interest-bearing demand	53,820	51,414
Savings and money market deposit accounts	111,872	106,874
Time, $250,000 or less	132,100	115,885
Time, over $250,000	22,213	14,392

Total deposits	376,562	334,365
Accrued interest payable	49	79
Federal Home Loan Bank advances	52,500	63,500
Federal funds purchased	—	6,651
Other liabilities	1,273	1,620

TOTAL LIABILITIES	430,384	406,215

STOCKHOLDERS’ EQUITY
Common stock, $1 par value; 10,000,000 shares authorized; 3,910,191 shares issued and outstanding	3,910	3,910
Additional paid-in capital	38,960	38,955
Retained earnings	1,513	901
Accumulated other comprehensive loss	(319)	(250)

TOTAL STOCKHOLDERS’ EQUITY	44,064	43,516

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$474,448	$449,731

See accompanying notes to consolidated financial statements

RELIANT BANK

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

(Dollar amounts in thousands except per share amounts)

(Unaudited)

	March 31, 2015	March 31, 2014
INTEREST INCOME
Interest and fees on loans	$4,036	$3,505
Interest on investment securities	385	430
Federal funds sold and other	52	39

TOTAL INTEREST INCOME	4,473	3,974

INTEREST EXPENSE
Deposits
Demand	22	46
Savings and money market deposit accounts	65	87
Time	224	178
Federal Home Loan Bank advances and other	93	88

TOTAL INTEREST EXPENSE	404	399

NET INTEREST INCOME	4,069	3,575
PROVISION FOR LOAN LOSSES	—	(500)

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	4,069	4,075

NONINTEREST INCOME
Service charges on deposit accounts	147	130
Secondary market loan origination fees	1,777	269
Gain (loss) on securities transactions, net	(396)	66
Loss on sales of other real estate	—	(8)
Other	106	87

TOTAL NONINTEREST INCOME	1,634	544

NONINTEREST EXPENSES
Salaries and employee benefits	2,839	1,868
Occupancy	700	622
Data processing	408	299
Advertising and public relations	209	74
Audit, legal and consulting	224	97
Federal deposit insurance	70	60
Provision for losses on other real estate	20	—
Other operating	508	272

TOTAL NONINTEREST EXPENSES	4,978	3,292

INCOME BEFORE PROVISION FOR INCOME TAXES	725	1,327
INCOME TAX EXPENSE	184	564

CONSOLIDATED NET INCOME	541	763

NONCONTROLLING INTEREST IN NET LOSS OF SUBSIDIARY	71	311

NET INCOME ATTRIBUTABLE TO RELIANT BANK	$612	$1,074

Basic net income attributable to Reliant Bank per common share available to common stockholders	$0.16	$0.27

Diluted net income attributable to Reliant Bank per common share available to common stockholders	$0.15	$0.27

See accompanying notes to consolidated financial statements

RELIANT BANK

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

(Dollar amounts in thousands except per share amounts)

(Unaudited)

	March 31, 2015	March 31, 2014
Consolidated net income	$541	$763
Other comprehensive income (loss)
Net unrealized gains (losses) on available-for-sale securities, net of tax expense (benefit) of $(309) and $356 for 2015 and 2014, respectively	(497)	574
Reclassification adjustment for (gains) losses included in net income, net of tax of $(152) and $25 for 2015 and 2014, respectively	244	(41)
Amortization of unrealized holding loss related to transfer of securities from available for sale to held to maturity, net of tax of $113 and $7 for 2015 and 2014, respectively	184	11

TOTAL OTHER COMPREHENSIVE INCOME (LOSS)	(69)	544

TOTAL COMPREHENSIVE INCOME	$472	$1,307

See accompanying notes to consolidated financial statements

RELIANT BANK

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

(Dollar amounts in thousands except per share amounts)

(Unaudited)

	COMMON STOCK		ADDITIONAL PAID-IN CAPITAL	RETAINED EARNINGS (ACCUMULATED DEFICIT)	ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)	NONCONTROLLING INTEREST	TOTAL
	SHARES	AMOUNT
BALANCE - JANUARY 1, 2014	3,910,191	$3,910	$38,925	$(2,212)	$(1,641)	$—	$38,982
Stock based compensation expense	—	—	6	—	—	—	6
Noncontrolling interest contributions	—	—	—	—	—	311	311
Net income (loss)	—	—	—	1,074	—	(311)	763
Other comprehensive income	—	—	—	—	544	—	544

BALANCE - MARCH 31, 2014	3,910,191	$3,910	$38,931	$(1,138)	$(1,097)	$—	$40,606

BALANCE - JANUARY 1, 2015	3,910,191	$3,910	$38,955	$901	$(250)	$—	$43,516
Stock based compensation expense	—	—	5	—	—	—	5
Noncontrolling interest contributions	—	—	—	—	—	71	71
Net income (loss)	—	—	—	612	—	(71)	541
Other comprehensive loss	—	—	—	—	(69)	—	(69)

BALANCE - MARCH 31, 2015	3,910,191	$3,910	$38,960	$1,513	$(319)	$—	$44,064

See accompanying notes to consolidated financial statements

RELIANT BANK

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

(Dollar amounts in thousands except per share amounts)

(Unaudited)

	March 31, 2015	March 31, 2014
OPERATING ACTIVITIES
Consolidated net income	$541	$763
Adjustments to reconcile consolidated net income to net cash provided by (used in) operating activities:
Provision for loan losses	—	(500)
Deferred income taxes	186	806
Depreciation and amortization of premises and equipment	127	155
Net amortization of securities	144	82
Net realized (gains) losses on sales of securities	396	(66)
Stock-based compensation expense	5	6
Losses on sales of other real estate	—	8
Provision for losses on other real estate	20	—
Increase in cash surrender value of life insurance contracts	(93)	(79)
Mortgage loans originated for resale	(40,871)	(7,570)
Proceeds from sale of mortgage loans	40,122	7,476
Amortization of core deposit intangible	32	33
Change in:
Accrued interest receivable	(28)	5
Other assets	(75)	(430)
Accrued interest payable and other liabilities	(707)	(149)

TOTAL ADJUSTMENTS	(742)	(223)

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(201)	540

INVESTING ACTIVITIES
Activities in available for sale securities
Purchases	(32,293)	(1,056)
Sales	459	3,935
Maturities, prepayments and calls	614	279
Activities in held to maturity securities
Sales	20,649	—
Maturities, prepayments and calls	—	34
Purchases of restricted equity securities	(86)	(100)
Loan originations and payments, net	3,659	(6,089)
Purchase of leasehold improvements, equipment and software	(33)	(73)
Proceeds from sale of equipment	—	13
Proceeds from sales of other real estate	—	92
Purchase of life insurance contracts	—	(2,000)

NET CASH USED IN INVESTING ACTIVITIES	(7,031)	(4,965)

FINANCING ACTIVITIES
Net change in deposits	42,197	15,958
Net change in federal funds purchased	(6,651)	—
Repayments on Federal Home Loan Bank advances, net	(11,000)	(10,000)
Noncontrolling interest contributions	—	135

NET CASH PROVIDED BY FINANCING ACTIVITIES	24,546	6,093

NET INCREASE IN CASH AND CASH EQUIVALENTS	17,314	1,668
CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR	11,147	10,669

CASH AND CASH EQUIVALENTS - END OF YEAR	$28,461	$12,337

See accompanying notes to consolidated financial statements

RELIANT BANK

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

(Dollar amounts in thousands except per share amounts)

(Unaudited)

	March 31, 2015	March 31, 2014
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$434	$397
Taxes	$380	$—

Non-cash investing and financing activities:
Change in unrealized gain on securities available-for-sale	$(80)	$864
Change in receivable due from minority interest	71	176

See accompanying notes to consolidated financial statements

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 1 - BASIS OF PRESENTATION

The consolidated financial statements include the accounts of Reliant Bank, its wholly owned subsidiary, Reliant Investments, LLC, and its majority owned subsidiary, Reliant Mortgage Ventures, LLC, collectively (the “Bank”). All significant intercompany balances and transactions have been eliminated in consolidation. The accounting and reporting policies of the Bank conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”) and to general practices in the banking industry.

The consolidated financial statements as of March 31, 2015, and for the three months ended March 31, 2015 and 2014, included herein have not been audited. The December 31, 2014 Balance Sheet is derived from the audited financial statements. The accounting and reporting policies of the Bank conform to U.S. generally accepted accounting principles and Article 10 of Regulation S-X. Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission, although the Bank believes that the disclosures made are adequate to make the information not misleading. These financial statements should be read in conjunction with the Bank’s 2014 audited financial statements. The accompanying consolidated financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim periods presented. Such adjustments are of a normal recurring nature. The results for the three month period ended March 31, 2015 are not necessarily indicative of the results that may be expected for the year ending December 31, 2015.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 2 - SECURITIES

The amortized cost and fair value of available for sale securities and the related gross unrealized gains and losses recognized in accumulated other comprehensive loss at March 31, 2015 and December 31, 2014 were as follows:

	March 31, 2015
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U.S. Treasury and other U.S. government agencies	$4,953	$29	$(42)	$4,940
State and municipal	48,532	706	(575)	48,663
Corporate bonds	3,000	19	(16)	3,003
Mortgage backed securities	28,445	162	(220)	28,387
Money market	2,500	—	—	2,500

Total	$87,430	$916	$(853)	$87,493

	December 31, 2014
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U.S. Treasury and other U.S. government agencies	$4,758	$—	$(130)	$4,628
State and municipal	35,952	523	(266)	36,209
Corporate bonds	1,000	7	—	1,007
Mortgage backed securities	9,933	146	(137)	9,942
Money market	2,500	—	—	2,500

Total	$54,143	$676	$(533)	$54,286

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 2 - SECURITIES (CONTINUED)

The amortized cost and fair value of held to maturity securities and the related gross unrealized gains and losses at December 31, 2014 was as follows:

	December 31, 2014
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U.S. Treasury and other U.S. government agencies	$21,016	$3	$(344)	$20,675
Corporate bonds	1,943	42	(5)	1,980

Total	$22,959	$45	$(349)	$22,655

On January 16, 2015 the Bank sold $20,806 of securities that were classified as held to maturity and recognized a loss on sale of $396. Subsequent to this sale, all remaining securities classified as held to maturity were transferred to available for sale effective as of the date of the sale.

Securities pledged at March 31, 2015 and December 31, 2014 had a carrying amount of $35,704 and $32,783, respectively, and were pledged to collateralize Federal Home Loan Bank advances, Federal Reserve advances and municipal deposits.

At March 31, 2015 and December 31, 2014, there were no holdings of securities of any one issuer, other than the U.S. Government and its agencies or U.S. Government sponsored entities, in an amount greater than 10% of stockholders’ equity.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 2 - SECURITIES (CONTINUED)

The fair value of available for sale debt securities at March 31, 2015 by contractual maturity are provided below. Securities not due at a single maturity date, primarily mortgage backed securities, are shown separately.

	Available For Sale
	Amortized Cost	Estimated Fair Value
Due in one to five years	$8,199	$8,171
Due in five to ten years	14,071	14,148
Due after ten years	36,715	36,787
Mortgage backed securities	28,445	28,387

	$87,430	$87,493

The following table shows available for sale securities with unrealized losses and their estimated fair value aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of March 31, 2015 and December 31, 2014:

	March 31, 2015
	Less than 12 months		12 months or more		Total
	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss
Description of Securities
U.S. Treasury and other U.S. government agencies	$—	$—	$3,442	$42	$3,442	$42
State and municipal	19,288	496	4,640	79	23,928	575
Corporate bonds	988	12	496	4	1,484	16
Mortgage backed securities	18,759	137	4,674	83	23,433	220

Total temporarily impaired	$39,035	$645	$13,252	$208	$52,287	$853

	December 31, 2014
	Less than 12 months		12 months or more		Total
	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss
Description of Securities
U.S. Treasury and other U.S. government agencies	$996	$3	$3,357	$127	$4,353	$130
State and municipal	6,185	101	8,614	165	14,799	266
Mortgage backed securities	—	—	4,807	137	4,807	137

Total temporarily impaired	$7,181	$104	$16,778	$429	$23,959	$533

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 2 - SECURITIES (CONTINUED)

The following table shows held to maturities securities with unrealized losses and their estimated fair value aggregated by investment category and length of time that individual securities were in a continuous unrealized loss position as of December 31, 2014:

	December 31, 2014
	Less than 12 months		12 months or more		Total
	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss
Description of Securities
U.S. Treasury and other U.S. government agencies	$—	$—	$20,459	$344	$20,459	$344
Corporate bonds	—	—	493	5	493	5

Total temporarily impaired	$—	$—	$20,952	$349	$20,952	$349

Management has the intent and ability to hold these securities for the foreseeable future, and the decline in fair value is largely due to changes in interest rates. The fair value is expected to recover as the securities approach their maturity date and/or market rates decline. There were 70 securities that were in an unrealized loss position as of March 31, 2015.

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES

Loans at March 31, 2015 and December 31, 2014 were comprised as follows:

	March 31, 2015	December 31, 2014
Commerical	$83,041	$80,817
Real estate
Residential	66,213	74,405
Commercial	114,056	112,805
Construction	39,791	37,127
Consumer	10,262	11,771
Other	300	300

	313,663	317,225
Less
Deferred loan fees	417	375
Allowance for possible loan losses	7,408	7,353

Loans, net	$305,838	$309,497

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Activity in the allowance for loan losses by portfolio segment was as follows for the three months ended March 31, 2015:

	Commercial and Industrial	Multi Family and Commercial Real Estate	Construction and Land Development	1-4 Family Residential Real Estate
Beginning balance	$2,184	$2,070	$742	$642
Charge-offs	—	—	—	—
Recoveries	48	1	2	—
Provision	120	(100)	(73)	(115)

Ending balance	$2,352	$1,971	$671	$527

	1-4 Family HELOC	Consumer	Other	Unallocated	Total
Beginning balance	$854	$181	$2	$678	$7,353
Charge-offs	—	—	(4)	—	(4)
Recoveries	8	—	—	—	59
Provision	(132)	(29)	3	326	—

Ending balance	$730	$152	$1	$1,004	$7,408

Activity in the allowance for loan losses by portfolio segment was as follows for the three months ended March 31, 2014:

	Commercial and Industrial	Multi Family and Commercial Real Estate	Construction and Land Development	1-4 Family Residential Real Estate
Beginning balance	$2,138	$1,581	$553	$1,071
Charge-offs	(9)	—	—	—
Recoveries	43	25	104	89
Provision	(204)	180	(48)	(123)

Ending balance	$1,968	$1,786	$609	$1,037

	1-4 Family HELOC	Consumer	Other	Unallocated	Total
Beginning balance	$865	$257	$13	$2,052	$8,530
Charge-offs	—	(121)	—	—	(130)
Recoveries	—	—	—	—	261
Provision	(146)	38	(12)	(185)	(500)

Ending balance	$719	$174	$1	$1,867	$8,161

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

The allowance for loan losses and the recorded investment in loans by portfolio segment and based on impairment method as of March 31, 2015 was as follows:

	Commercial and Industrial	Multi Family and Commercial Real Estate	Construction and Land Development	1-4 Family Residential Real Estate
Allowance for loan losses
Individually evaluated for impairment	$723	$37	$—	$99
Collectively evaluated for impairment	1,629	1,934	671	428

Total	$2,352	$1,971	$671	$527

Loans
Individually evaluated for impairment	$2,211	$1,229	$—	$2,555
Collectively evaluated for impairment	80,830	112,827	39,791	31,731

Total	$83,041	$114,056	$39,791	$34,286

	1-4 Family HELOC	Consumer	Other	Unallocated	Total
Allowance for loan losses
Individually evaluated for impairment	$275	$—	$—	$—	$1,134
Collectively evaluated for impairment	455	152	1	1,004	6,274

Total	$730	$152	$1	$1,004	$7,408

Loans
Individually evaluated for impairment	$1,996	$—	$—		$7,991
Collectively evaluated for impairment	29,931	10,262	300		305,672

Total	$31,927	$10,262	$300		$313,663

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

The allowance for loan losses and the recorded investment in loans by portfolio segment and based on impairment method as of December 31, 2014 was as follows:

	Commercial and Industrial	Multi Family and Commercial Real Estate	Construction and Land Development	1-4 Family Residential Real Estate
Allowance for loan losses
Individually evaluated for impairment	$743	$37	$—	$93
Collectively evaluated for impairment	1,441	2,033	742	549

Total	$2,184	$2,070	$742	$642

Loans
Individually evaluated for impairment	$2,258	$1,234	$—	$5,411
Collectively evaluated for impairment	78,559	111,571	37,127	35,886

Total	$80,817	$112,805	$37,127	$41,297

	1-4 Family HELOC	Consumer	Other	Unallocated	Total
Allowance for loan losses
Individually evaluated for impairment	$392	$—	$—	$—	$1,265
Collectively evaluated for impairment	462	181	2	678	6,088

Total	$854	$181	$2	$678	$7,353

Loans
Individually evaluated for impairment	$2,114	$—	$—		$11,017
Collectively evaluated for impairment	30,994	11,771	300		306,208

Total	$33,108	$11,771	$300		$317,225

The Bank did not have any loans acquired with deteriorated credit quality at March 31, 2015 or December 31, 2014.

Risk characteristics relevant to each portfolio segment are as follows:

Commercial and industrial: The commercial and industrial loan portfolio segment includes commercial and industrial loans to commercial customers for use in normal business operations to finance working capital needs, equipment purchases or other expansion projects. Collection risk in this portfolio is driven by the creditworthiness of underlying borrowers, particularly cash flow from customers’ business operations. Commercial and industrial loans are primarily made based on the identified cash flows of the borrower and secondarily on the underlying collateral provided by the borrower. The cash flows of borrowers, however, may not be as expected and the collateral securing these loans may fluctuate in value. Most commercial and industrial loans are secured by the assets being financed or other business assets such as accounts receivable or inventory and may incorporate a personal guarantee; however, some short-term loans may be made on an unsecured basis. In the case of loans secured by accounts receivable, the availability of funds for the repayment of these loans may be substantially dependent on the ability of the borrower to collect amounts due from its customers.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Multi-family and commercial real estate: Commercial real estate loans are subject to underwriting standards and processes similar to commercial and industrial loans, in addition to those of real estate loans. These loans are viewed primarily as cash flow loans and secondarily as loans secured by real estate.

Commercial real estate lending typically involves higher loan principal amounts and the repayment of these loans is generally largely dependent on the successful operation of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans may be more adversely affected by conditions in the real estate markets or in the general economy. The properties securing the Bank’s commercial real estate portfolio are diverse in terms of type. This diversity helps reduce the Bank’s exposure to adverse economic events that affect any single market or industry. Management monitors and evaluates commercial real estate loans based on collateral, geography and risk grade criteria. The Bank also utilizes third-party experts to provide insight and guidance about economic conditions and trends affecting the market areas it serves. In addition, management tracks the level of owner-occupied commercial real estate loans versus non-owner occupied loans. Non-owner occupied commercial real estate loans are loans secured by multifamily and commercial properties where the primary source of repayment is derived from rental income associated with the property (that is, loans for which 50 percent or more of the source of repayment comes from third party, nonaffiliated, rental income) or the proceeds of the sale, refinancing, or permanent financing of the property. These loans are made to finance income-producing properties such as apartment buildings, office and industrial buildings, and retail properties. Owner-occupied commercial real estate loans are loans where the primary source of repayment is the cash flow from the ongoing operations and business activities conducted by the party, or affiliate of the party, who owns the property.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Construction and land development: Loans for non-owner-occupied real estate construction or land development are generally repaid through cash flow related to the operation, sale or refinance of the property. The Bank also finances construction loans for owner-occupied properties. A portion of the Bank’s construction and land portfolio segment is comprised of loans secured by residential product types (residential land and single-family construction). With respect to construction loans to developers and builders that are secured by non-owner occupied properties that the Bank may originate from time to time, the Bank generally requires the borrower to have had an existing relationship with the Bank and have a proven record of success. Construction and land development loans are underwritten utilizing feasibility studies, independent appraisal reviews, sensitivity analysis of absorption and lease rates, market sales activity, and financial analysis of the developers and property owners. Construction loans are generally based upon estimates of costs and value associated with the complete project. These estimates may be inaccurate. Construction loans often involve the disbursement of substantial funds with repayment substantially dependent on the success of the ultimate project. Sources of repayment for these types of loans may be pre-committed permanent loans from approved long-term lenders, sales of developed property or an interim loan commitment from the Bank until permanent financing is obtained. These loans are closely monitored by on-site inspections and are considered to have higher risks than other real estate loans due to their ultimate repayment being sensitive to interest rate changes, governmental regulation of real property, general economic conditions and the availability of long-term financing.

1-4 family residential real estate: Residential real estate loans represent loans to consumers or investors to finance a residence. These loans are typically financed on 15 to 30 year amortization terms, but generally with shorter maturities of 5 to 15 years. Many of these loans are extended to borrowers to finance their primary or secondary residence. Loans to an investor secured by a 1-4 family residence will be repaid from either the rental income from the property or from the sale of the property. This loan segment also includes closed-end home equity loans which are secured by a first or second mortgage on the borrower’s residence. This allows customers to borrow against the equity in their home. Loans in this portfolio segment are underwritten and approved based on a number of credit quality criteria including limits on maximum Loan-to-Value (LTV), minimum credit scores, and maximum debt to income. Real estate market values as of the time the loan is made directly affect the amount of credit extended and, in addition, changes in these residential property values impact the depth of potential losses in this portfolio segment.

1-4 family HELOC: This loan segment includes open-end home equity loans which are secured by a first or second mortgage on the borrower’s residence. This allows customers to borrow against the equity in their home utilizing a revolving line of credit. These loans are underwritten and approved based on a number of credit quality criteria including limits on maximum LTV, minimum credit scores, and maximum debt to income. Real estate market values as of the time the loan is made directly affect the amount of credit extended and, in addition, changes in these residential property values impact the depth of potential losses in this portfolio segment. Because of the revolving nature of these loans as well as the fact that many represent second mortgages, this portfolio segment can contain more risk than the amortizing 1-4 family residential real estate loans.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Consumer: The consumer loan portfolio segment includes non-real estate secured direct loans to consumers for household, family, and other personal expenditures. Consumer loans may be secured or unsecured and are usually structured with short or medium term maturities. These loans are underwritten and approved based on a number of consumer credit quality criteria including limits on maximum LTV on secured consumer loans, minimum credit scores, and maximum debt to income. Many traditional forms of consumer installment credit have standard monthly payments and fixed repayment schedules of one to five years. These loans are made with either fixed or variable interest rates that are based on specific indices. Installment loans fill a variety of needs, such as financing the purchase of an automobile, a boat, a recreational vehicle, or other large personal items, or for consolidating debt. These loans may be unsecured or secured by an assignment of title, as in an automobile loan, or by money in a bank account. In addition to consumer installment loans this portfolio segment also includes secured and unsecured personal lines of credit as well as overdraft protection lines. Loans in this portfolio segment are sensitive to unemployment and other key consumer economic measures.

Non-accrual loans by class of loan were as follows at March 31, 2015 and December 31, 2014:

	2015	2014
Commercial and Industrial	$723	$211
Multi Family and Commercial Real Estate	821	821
1-4 Family Residential Real Estate	398	243
1-4 Family HELOC	1,347	1,350

Total	$3,289	$2,625

Individually impaired loans by class of loans were as follows at March 31, 2015:

	Unpaid Principal Balance	Recorded Investment with no Allowance Recorded	Recorded Investment with Allowance Recorded	Total Recorded Investment	Related Allowance
Commercial and Industrial	$3,175	$1,488	$723	$2,211	$723
Multi Family and Commercial Real Estate	1,399	490	739	1,229	37
Construction and Land Development	—	—	—	—	—
1-4 Family Residential Real Estate	2,604	2,157	398	2,555	99
1-4 Family HELOC	2,668	1,347	649	1,996	275
Consumer	—	—	—	—	—

Total	$9,846	$5,482	$2,509	$7,991	$1,134

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Individually impaired loans by class of loans were as follows at December 31, 2014:

	Unpaid Principal Balance	Recorded Investment with no Allowance Recorded	Recorded Investment with Allowance Recorded	Total Recorded Investment	Related Allowance
Commercial and Industrial	$2,324	$743	$1,515	$2,258	$743
Multi Family and Commercial Real Estate	1,404	739	495	1,234	37
Construction and Land Development	—	—	—	—	—
1-4 Family Residential Real Estate	5,456	243	5,168	5,411	93
1-4 Family HELOC	2,227	764	1,350	2,114	392
Consumer	—	—	—	—	—

Total	$11,411	$2,489	$8,528	$11,017	$1,265

The average balances of impaired loans for the three months ended March 31, 2015 and 2014 were as follows:

	2015	2014
Commercial and Industrial	$2,235	$1,540
Multi Family and Commercial Real Estate	1,232	1,232
Construction and Land Development	—	270
1-4 Family Residential Real Estate	3,983	5,214
1-4 Family HELOC	2,055	1,688
Consumer	—	88

Total	$9,505	$10,032

Interest income recognized on these loans was not material for the three months ended March 31, 2015 or 2014.

The Bank utilizes a risk grading system to monitor the credit quality of the Bank’s commercial loan portfolio which consists of commercial and industrial, commercial real estate and construction loans. Loans are graded on a scale of 1 to 9. Grades 1 - 5 are pass credits, grade 6 is special mention, grade 7 is substandard, grade 8 is doubtful and grade 9 is loss. A description of the risk grades are as follows:

Grade 1 - Minimal Risk (Pass)

This grade includes loans to borrowers with a strong financial position and history of profits and cash flows sufficient to service the debt. These borrowers have well defined sources of primary/secondary repayment, conservatively leveraged balance sheets and the ability to access a wide range of financing alternatives. Collateral securing these loans is negotiable, of sufficient value and in possession of the Bank. Risk of loss is unlikely.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Grade 2 - High Quality (Pass)

This grade includes loans to borrowers with a strong financial condition reflecting dependable net profits and cash flows. The borrower has verifiable liquid net worth providing above average asset protection. An identifiable market exits for the collateral. Risk of loss is unlikely.

Grade 3 - Above Average (Pass)

This grade includes loans to borrowers with a balance sheet that reflects a comfortable degree of leverage and liquidity. Borrowers are profitable and have a sustained record of servicing debt. An identifiable market exits for the collateral, but liquidation could take up to one year. Risk of loss is unlikely.

Grade 4 - Average (Pass)

This grade includes loans to borrowers with a financial condition that is satisfactory and comparable to industry standards. The borrower has verifiable net worth, providing over time, average asset protection. Borrower cash flows are sufficient to satisfy debt service requirements. Risk of loss is below average.

Grade 5 - Acceptable (Management Attention) (Pass)

This grade includes loans to borrowers whose loans are performing, but sources of repayment are not documented by the current credit analysis. There are some declining trends in margins, ratios and/or cash flow. Guarantor(s) have strong net worth(s), but assets may be concentrated in real estate or other illiquid investments. Risk of loss is average.

Grade 6 - Special Mention

Special mention assets have potential weaknesses that may, if not checked or corrected, weaken the asset or inadequately protect the Bank’s position at some future date. These assets pose elevated risk, but their weakness does not yet justify a substandard classification. Borrowers may be experiencing adverse operating trends (declining revenues or margins) or an ill proportioned balance sheet (e.g., increasing inventory without an increase in sales, high leverage, tight liquidity). Adverse economic or market conditions, such as interest rate increases or the entry of a new competitor, may also support a special mention rating. Nonfinancial reasons for rating a credit exposure special mention include management problems, pending litigation, an ineffective loan agreement or other material structural weakness, and any other significant deviation from prudent lending practices. The special mention rating is designed to identify a specific level of risk and concern about asset quality. Although a special mention asset has a higher probability of default than a pass asset, its default is not imminent.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Grade 7 - Substandard

A “substandard” extension of credit is inadequately protected by the current sound worth and paying capacity of the obligor or of the collateral pledged, if any. Extensions of credit so classified should have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. Loss potential, while existing in the aggregate amount of substandard credits, does not have to exist in individual extensions of credit classified substandard. Substandard assets have a high probability of payment default, or they have other well-defined weaknesses. They require more intensive supervision by Bank management. Substandard assets are generally characterized by current or expected unprofitable operations, inadequate debt service coverage, inadequate liquidity, or marginal capitalization. Repayment may depend on collateral or other credit risk mitigation.

Grade 8 - Doubtful

An extension of credit classified “doubtful” has all the weaknesses inherent in one classified substandard, with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable. The possibility of loss is extremely high, but because of certain important and reasonably specific pending factors that may work to the advantage of and strengthen the credit, its classification as an estimated loss is deferred until its more exact status may be determined. Pending factors may include a proposed merger or acquisition, liquidation proceedings, capital injection, perfecting liens on additional collateral, or refinancing plans. Generally, the doubtful classification should not extend for a long period of time because in most cases the pending factors or events that warranted the doubtful classification should be resolved either positively or negatively in a reasonable period of time.

Grade 9 - Loss

Extensions of credit classified “loss” are considered uncollectible and of such little value that their continuance as bankable assets is not warranted. This classification does not mean that the credit has absolutely no recovery or salvage value, but rather that it is not practical or desirable to defer writing off this basically worthless asset even though partial recovery may be affected in the future. Amounts classified loss should be promptly charged off. The Bank will not attempt long term recoveries while the credit remains on the Bank’s books. Losses should be taken in the period in which they surface as uncollectible. With loss assets, the underlying borrowers are often in bankruptcy, have formally suspended debt repayments, or have otherwise ceased normal business operations. Once an asset is classified loss, there is little prospect of collecting either its principal or interest.

Consumer purpose loans are initially assigned a default loan grade of 99 (Pass) and are risk graded (Grade 6, 7, or 8) according to delinquency status when applicable.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Credit quality indicators by class of loan were as follows at March 31, 2015:

	Commercial and Industrial	Multi Family and Commercial Real Estate	Construction and Land Development
Pass (grades 1-5)	$82,318	$112,827	$39,791
Substandard	723	1,229	—

Total	$83,041	$114,056	$39,791

	Consumer and Other	1-4 Family Residential Real Estate	1-4 Family HELOC	Total
Pass (grades 1-5)	$10,562	$31,731	$29,931	$307,160
Substandard	—	2,555	1,996	6,503

Total	$10,562	$34,286	$31,927	$313,663

Credit quality indicators by class of loan were as follows at December 31, 2014:

	Commercial and Industrial	Multi Family and Commercial Real Estate	Construction and Land Development
Pass (grades 1-5)	$79,280	$111,571	$37,127
Substandard	1,537	1,234	—

Total	$80,817	$112,805	$37,127

	Consumer and Other	1-4 Family Residential Real Estate	1-4 Family HELOC	Total
Pass (grades 1-5)	$12,071	$39,849	$30,994	$310,892
Substandard	—	1,448	2,114	6,333

Total	$12,071	$41,297	$33,108	$317,225

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Past due loan balances by class of loan were as follows at March 31, 2015:

	Accruing 30-59 Days Past Due	Accruing 60-89 Days Past Due	Accruing Greater than 90 Days	Accruing Total Past Due
Commercial and industrial	$—	$—	$—	$—
Multi family and commercial real estate	—	—	—	—
Construction and land development	—	—	—	—
1-4 family residential real estate	—	956	—	956
1-4 family HELOC	—	—	—	—
Consumer	—	—	—	—
Other	—	—	—	—

Total	$—	$956	$—	$956

	Current	Non Accrual Current Loans	Non Accrual Past Due Loans	Total Loans
Commercial and industrial	$82,318	$200	$523	$83,041
Multi family and commercial real estate	113,235	—	821	114,056
Construction and land development	39,791	—	—	39,791
1-4 family residential real estate	32,932	238	160	34,286
1-4 family HELOC	30,580	732	615	31,927
Consumer	10,262	—	—	10,262
Other	300	—	—	300

Total	$309,418	$1,170	$2,119	$313,663

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Past due loan balances by class of loan were as follows at December 31, 2014:

	Accruing 30-59 Days Past Due	Accruing 60-89 Days Past Due	Accruing Greater than 90 Days	Accruing Total Past Due
Commercial and industrial	$—	$—	$—	$—
Multi family and commercial real estate	—	—	—	—
Construction and land development	—	—	—	—
1-4 family residential real estate	181	—	—	181
1-4 family HELOC	337	—	—	337
Consumer	—	—	—	—
Other	—	—	—	—

Total	$518	$—	$—	$518

	Current	Non Accrual Current Loans	Non Accrual Past Due Loans	Total Loans
Commercial and industrial	$80,606	$211	$—	$80,817
Multi family and commercial real estate	111,984	—	821	112,805
Construction and land development	37,127	—	—	37,127
1-4 family residential real estate	40,873	243	—	41,297
1-4 family HELOC	31,421	1,162	188	33,108
Consumer	11,771	—	—	11,771
Other	300	—	—	300

Total	$314,082	$1,616	$1,009	$317,225

There were no loans that were past due 90 days or more and still accruing interest at March 31, 2015 or December 31, 2014.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 4 - FAIR VALUES OF ASSETS AND LIABILITIES

Financial accounting standards relating to fair value measurements establish a framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1	Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Bank has the ability to access.

Level 2	Inputs to the valuation methodology include:

• Quoted prices for similar assets or liabilities in active markets;
• Quoted prices for identical or similar assets or liabilities in inactive markets;
• Inputs other than quoted prices that are observable for the asset or liability;
• Inputs that are derived principally from or corroborated by the observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3	Inputs to the valuation methodology are unobservable and reflect an entity’s own assumptions about the assumptions that market participants would use in pricing the assets or liabilities.

An asset’s or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques should maximize the use of observable inputs and minimize the use of unobservable inputs.

Following is a description of the valuation methodologies used for assets and liabilities measured at fair value on a recurring basis:

Securities available for sale: The fair values of securities available for sale are determined by obtaining quoted prices on nationally recognized securities exchanges (Level 1 inputs) or matrix pricing, which is a mathematical technique widely used in the industry to value debt securities without relying exclusively on quoted prices for the specific securities but rather by relying on the securities’ relationship to other benchmark quoted securities (Level 2 inputs). The Bank obtains fair value measurements for securities available for sale from an independent pricing service. The fair value measurements consider observable data that may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, cash flows and reference data, including market research publications, among other things.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 4 - FAIR VALUES OF ASSETS AND LIABILITIES (CONTINUED)

Certain assets and liabilities are measured at fair value on a nonrecurring basis; that is, the instruments are not measured at fair value on an ongoing basis, but are subject to fair value adjustments in certain circumstances (for example, when there is evidence of impairment). Assets and liabilities measured at fair value on a nonrecurring basis include the following:

Impaired Loans: The fair value of impaired loans with specific allocations of the allowance for loan losses is generally based on the present value of expected payments using the loan’s effective rate as the discount rate or recent real estate appraisals. These appraisals may utilize a single valuation approach or a combination of approaches including comparable sales and the income approach. Adjustments are routinely made in the appraisal process by the appraisers to adjust for differences between the comparable sales and income data available. Such adjustments are typically significant and result in a Level 3 classification of the inputs for determining fair value.

Other real estate owned: The fair value of other real estate owned is generally based on recent real estate appraisals. These appraisals may utilize a single valuation approach or a combination of approaches including comparable sales and the income approach. Adjustments are routinely made in the appraisal process by the appraisers to adjust for differences between the comparable sales and income data available. Such adjustments are typically significant and result in a Level 3 classification of the inputs for determining fair value.

There were no changes in valuation methodologies used during the three months ended March 31, 2015.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Bank’s valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date.

Fair value estimates involve uncertainties and matters of significant judgment regarding interest rates, credit risk, prepayments, and other factors, especially in the absence of broad markets for particular items. Changes in assumptions or in market conditions could significantly affect the estimates.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 4 - FAIR VALUES OF ASSETS AND LIABILITIES (CONTINUED)

The following table sets forth the Bank’s major categories of assets and liabilities measured at fair value on a recurring basis, by level within the fair value hierarchy, as of March 31, 2015 and December 31, 2014:

	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
March 31, 2015
Assets
U.S. Treasury and other U.S. government agencies	$4,940	$—	$4,940	$—
State and municipal	48,663	—	48,663	—
Corporate bonds	3,003	—	3,003	—
Mortgage backed securities	28,387	—	28,387	—
Money market	2,500	—	2,500	—

Liabilities
Interest rate swap	$579	$—	$579	$—

December 31, 2014
Assets
U.S. Treasury and other U.S. government agencies	$4,628	$—	$4,628	$—
State and municipal	36,209	—	36,209	—
Corporate bonds	1,007	—	1,007	—
Mortgage backed securities	9,942	—	9,942	—
Money market	2,500	—	2,500	—

Liabilities
Interest rate swap	$250	$—	$250	$—

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 4 - FAIR VALUES OF ASSETS AND LIABILITIES (CONTINUED)

The following table sets forth the Bank’s major categories of assets and liabilities measured at fair value on a nonrecurring basis, by level within the fair value hierarchy, as of March 31, 2015 and December 31, 2014:

	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
2015
Assets
Impaired loans	$1,375	$—	$—	$1,375
Other real estate owned	1,184	—	—	1,184

2014
Assets
Impaired loans	$7,263	$—	$—	$7,263
Other real estate owned	1,204	—	—	1,204

The following table presents additional quantitative information about assets measured at fair value on a nonrecurring basis and for which we have utilized Level 3 inputs to determine fair value at March 31, 2015 and December 31, 2014:

	Valuation Techniques (1)	Significant Unobservable Outputs	Range (Weighted Average)
Impaired loans	Appraisal	Estimated costs to sell	10%
Other real estate owned	Appraisal	Estimated costs to sell	10%

(1)	The fair value is generally determined through independent appraisals of the underlying collateral, which may include Level 3 inputs that are not identifiable, or by using the discounted cash flow method if the loan is not collateral dependent.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 4 - FAIR VALUES OF ASSETS AND LIABILITIES (CONTINUED)

Carrying amounts and estimated fair values of financial instruments at March 31, 2015 were as follows:

	Carrying Amount	Estimated Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Financial assets:
Cash and due from banks	$28,193	$28,193	$28,193	$—	$—
Federal funds sold	268	268	268	—	—
Securities available for sale	87,493	87,493	—	87,493	—
Loans, net	305,838	307,603	—	—	307,603
Mortgage loans held for sale	27,389	27,389	—	—	27,389
Accrued interest receivable	1,414	1,414	—	1,414	—
Restricted equity securities	3,349	3,349	—	3,349	—
Financial liabilities:
Deposits	376,562	366,287	—	—	366,287
Accrued interest payable	49	49	—	49	—
Federal Home Loan Bank advances	52,500	52,792	—	52,792	—
Interest rate swap	579	579	—	579	—

Carrying amounts and estimated fair values of financial instruments at December 31, 2014 were as follows:

	Carrying Amount	Estimated Fair Value	Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Financial assets:
Cash and due from banks	$10,747	$10,747	$10,747	$—	$—
Federal funds sold	400	400	400	—	—
Securties held to maturity	22,959	22,655	—	22,655	—
Securities available for sale	54,286	54,286	—	54,286	—
Loans, net	309,497	319,332	—	—	319,332
Mortgage loans held for sale	26,640	26,640	—	—	26,640
Accrued interest receivable	1,386	1,386	—	1,386	—
Restricted equity securities	3,263	3,263	—	3,263	—
Financial liabilities:
Deposits	334,365	323,404	—	—	323,404
Accrued interest payable	79	79	—	79	—
Federal Home Loan Bank advances	63,500	63,776	—	63,776	—
Interest rate swap	250	250	—	250	—
Federal funds purchased	6,651	6,651	—	6,651	—

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 4 - FAIR VALUES OF ASSETS AND LIABILITIES (CONTINUED)

The methods and assumptions used to estimate fair value are described as follows:

Carrying amount is the estimated fair value for cash and cash equivalents, accrued interest receivable and payable, restricted equity securities, demand deposits, and variable rate loans or deposits that re-price frequently and fully. For fixed rate loans or deposits and for variable rate loans or deposits with infrequent re-pricing or re-pricing limits, fair value is based on discounted cash flows using current market rates applied to the estimated life and credit risk. Fair value of debt is based discounted cash flows using current rates for similar financing. The fair value of off-balance-sheet items is based on the current contractual settlement amount.

NOTE 5 - STOCK-BASED COMPENSATION

The Bank has a share based compensation plan as described below. Total compensation expense for the plan was $5 and $6 for the three months ended March 31, 2015 and 2014.

The Bank’s 2006 Reliant Bank Stock Option Plan (as subsequently amended in 2007 and 2009, referred to as the stock option plan or the Plan), which is stockholder-approved, permits the grant of share options to its employees, directors and organizers for up to 600,000 shares of common stock. The Bank believes that such awards better align the interests of its employees with those of its stockholders. Employee awards are generally granted with an exercise price equal to the market price of the Bank’s common stock at the date of grant, have a vesting period of four years and have a 10-year contractual term. Director and organizer grants are made at an exercise price equal to the market price of the Bank’s common stock at the date of the grant, vest immediately and have a 10-year contractual term.

The Bank assigns discretion to its Board of Directors to make grants either as qualified incentive stock options or as non-qualified stock options. All employee grants are intended to be treated as qualified incentive stock options. All other grants are expected to be treated as non-qualified.

No stock options were granted during the three months ended March 31, 2015 or March 31, 2014.

As of March 31, 2015, there was approximately $6 of total unrecognized compensation cost related to non-vested stock options granted under the Plan. The remaining cost is expected to be recognized within the next 12 months.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 5 - STOCK-BASED COMPENSATION (CONTINUED)

A summary of the activity in the stock option plans for the three months ended March 31, 2015 is as follows:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1, 2015	383,565	$10.39
Granted	—	—
Exercised	—	—
Forfeited or expired	(250)	7.50

Outstanding at March 31, 2015	383,315	$10.40	1.48	$1,826,488

Exercisable at March 31, 2015	380,015	$10.42	1.43	$1,800,852

	Shares	Weighted Average Grant-Date Fair Value
Non-vested options - beginning of year	6,725	$2.77
Granted	—	—
Vested	(3,425)	2.77
Forfeited	—	—

Non-vested options - end of year	3,300	2.77

NOTE 6 - REGULATORY CAPITAL REQUIREMENTS

The Bank is subject to regulatory capital requirements administered by the federal and state banking agencies. Capital adequacy guidelines and, additionally for banks, prompt corrective action regulations, involve quantitative measures of assets, liabilities, and certain off-balance-sheet items calculated under regulatory accounting practices. Capital amounts and classifications are also subject to qualitative judgments by regulators. Failure to meet capital requirements can initiate regulatory action. Management believes as of March 31, 2015 and December 31, 2014, the Bank meets all capital adequacy requirements to which it is subject.

Prompt corrective action regulations provide five classifications: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized, although these terms are not used to represent overall financial condition. If adequately capitalized, regulatory approval is required to accept brokered deposits. If undercapitalized, capital distributions are limited, as is asset growth and expansion, and capital restoration plans are required. At March 31, 2015 and December 31, 2014, the most recent regulatory notifications categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. There are no conditions or events since that notification that management believes have changed the institution’s category.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 6 - REGULATORY CAPITAL REQUIREMENTS (CONTINUED)

In July 2013, the FDIC approved final rules that substantially amend the regulatory risk-based capital rules applicable to the Bank. The final rules implement the regulatory capital reforms of the Basel Committee on Banking Supervision reflected in “Basel III: A Global Framework for More Resilient Banks and Banking Systems” (Basel III) and changes required by the Dodd-Frank Act.

Under these rules, the leverage and risk-based capital ratios of bank holding companies may not be lower than the leverage and risk-based capital ratios for insured depository institutions. The final rules implementing Basel III became effective on January 1, 2015, and include new minimum risk-based capital and leverage ratios and a new common equity tier 1 ratio. In addition, these rules refine the definition of what constitutes capital for purposes of calculating those ratios, including the definitions of Tier 1 capital and Tier 2 capital.

Basel III establishes a “capital conservation buffer” of 2.5% to be phased in beginning on January 1, 2016, at a rate of ..625% per year, becoming fully phased in on January 1, 2019. An institution will be subject to limitations on paying dividends, engaging in share repurchases, and paying discretionary bonuses if capital levels fall below minimum levels plus the buffer.

Actual and required capital amounts and ratios are presented below as of March 31, 2015 and December 31, 2014.

	Actual Regulatory Capital		For Capital Adequacy Purposes		To Be Well Capitalized Under Prompt Corrective Action Provisions
	Amount	Ratio	Amount	Ratio	Amount	Ratio
March 31, 2015
Common equity tier 1	$43,483	10.97%	$17,837	4.5%	$25,765	6.5%
Tier I leverage	$43,483	9.53%	$18,251	4.0%	$22,814	5.0%
Tier I risk-based capital	$43,483	10.97%	$23,783	6.0%	$31,710	8.0%
Total risk-based capital	$48,469	12.22%	$31,731	8.0%	$39,665	10.0%

December 31, 2014
Tier I leverage	$42,542	9.71%	$17,525	4.0%	$21,906	5.0%
Tier I risk-based capital	$42,542	12.19%	$13,960	4.0%	$20,939	6.0%
Total risk-based capital	$46,942	13.45%	$27,921	8.0%	$34,901	10.0%

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 7 - EARNINGS PER SHARE

The following is a summary of the components comprising basic and diluted earnings per common share of stock (EPS):

	Three Months Ended
	March 31, 2015	March 31, 2014
Basic EPS Computation:
Net income attributable to Reliant Bank	$612	$1,074
Weighted average common shares outstanding	3,910,191	3,910,191

Basic earnings per common share	$0.16	$0.27

Diluted EPS Computation:
Net income attributable to Reliant Bank	$612	$1,074
Weighted average common shares outstanding	3,910,191	3,910,191
Dilutive effect of stock options	119,625	55,528

Adjusted weighted average common shares outstanding	4,029,816	3,965,719

Diluted earnings per common share	$0.15	$0.27

NOTE 8 - SUBSEQUENT EVENT - BUSINESS COMBINATION

On March 12, 2015, the shareholders of the Bank approved a merger with Commerce Union Bancshares, Inc. (Commerce Union), the one bank holding company of Commerce Union Bank, which became effective April 1, 2015. The Bank’s shareholders received 1.0213 shares of Commerce Union common stock in exchange for each share of the Bank’s common stock. After the merger, shareholders of the Bank owned approximately 55.5% of the outstanding common stock of the combined entity on a fully diluted basis.

While Commerce Union was the acquiring entity for legal purposes and will continue under the name Commerce Union Bancshares, Inc., the merger is being accounted for as a reverse merger using the acquisition method of accounting, in accordance with the provisions of FASB ASC 805-10 Business Combinations. Under this guidance, for accounting purposes, the Bank is considered the acquirer in the merger, and as a result the historical financial statements of the combined entity will be the historical financial statements of the Bank.

The merger was effected by the issuance of shares of Commerce Union stock to shareholders of the Bank. The assets and liabilities of Commerce Union as of the effective date of the merger were recorded at their respective estimated fair values and combined with those of the Bank. The excess of the purchase price over the net estimated fair values of the acquired assets and liabilities was allocated to identifiable intangible assets with the remaining excess allocated to goodwill.

In periods following the merger, the financial statements of the combined entity will include the results attributable to Commerce Union beginning on the date the merger was completed.

RELIANT BANK

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 8 - SUBSEQUENT EVENT - BUSINESS COMBINATION (CONTINUED)

The following table details the preliminary estimated financial impact of the merger, including the calculation of the purchase price, the allocation of the purchase price to the fair values of net assets assumed, and goodwill recognized:

Calculation of Purchase Price
Shares of CUB common stock outstanding as of March 31, 2015	3,069,030
Estimated market price of CUB common stock on April 1, 2015	$14.95

Estimated fair value of CUB common stock	45,882
Estimated fair value of CUB stock options	2,019

Total consideration	$47,901

Allocation of Purchase Price
Total consideration above	$47,901

Fair value of assets acquired and liabilities assumed:
Cash and cash equivalents	$12,378
Investment securities available for sale	29,487
Loans	248,122
Premises and equipment	5,807
Deferred tax asset, net	549
Bank owned life insurance	4,181
Core deposit intangible	1,901
Prepaid and other assets	4,229
Deposits	(247,307)
Securities sold under repurchase agreements	(488)
Other borrowings	(20,856)
Payables and other liabilities	(733)

Total fair value of net assets acquired	37,270

Goodwill	$10,631